                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          NATIONAL CITY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
               Not Applicable

     (2) Aggregate number of securities to which transaction applies:
               Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               Not Applicable

     (4) Proposed maximum aggregate value of transaction:
               Not Applicable

     (5) Total fee paid:
               Not Applicable

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
               Not Applicable

     (2) Form, Schedule or Registration Statement No.:
               Not Applicable

     (3) Filing Party:
               Not Applicable

     (4) Date Filed:
               Not Applicable

                       [National City Corporation Logo]


                            Notice of Annual Meeting
                                      and
                                Proxy Statement



                         Annual Meeting of Stockholders
                                 to be held on
                                 April 24, 1995


  NATIONAL CITY CORPORATION
    1900 East Ninth Street
  Cleveland, Ohio 44114-3484

NATIONAL CITY CORPORATION


                               ------------------

March 8, 1995

Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders of National City Corporation, which will be held at the offices of the Corporation at 1900 East Ninth Street, Cleveland, Ohio 44114, on Monday, April 24, 1995, commencing at 10:00 a.m., Eastern Daylight Time.

     The primary business of the meeting will be the election of directors for the coming year, the approval of the National City Corporation Annual Corporate Performance Incentive Plan, the approval of the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers and the approval of the selection of Ernst & Young LLP as independent auditors for 1995.

     The formal Notice of meeting and Proxy Statement containing further information pertinent to the business of the meeting are set forth on the following pages. Our Annual Report for 1994 was delivered to you previously. We shall report to you at the meeting on the business and affairs of the Corporation.

     Your vote is important no matter how many shares you own. We hope you will be able to attend the meeting in person, but, in any event, please sign and date the enclosed proxy and return it in the accompanying envelope. If you wish to communicate directly with the Corporation, the mailing address of the executive offices of the Corporation is: National City Corporation, 1900 East Ninth Street, Cleveland, Ohio 44114.

Sincerely,


/s/ EDWARD B. BRANDON
EDWARD B. BRANDON
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of
NATIONAL CITY CORPORATION

     The Annual Meeting of Stockholders of National City Corporation will be held at the offices of the Corporation, 1900 East Ninth Street, Cleveland, Ohio, on Monday, April 24, 1995, at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and voting upon the following matters:

          1. The election of directors;

          2. The approval of the National City Corporation Annual Corporate Performance Incentive Plan;

          3. The approval of the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers;

          4. The approval of the selection of independent auditors for 1995; and

          5. The transaction of such other business as may properly come before the meeting.

     Stockholders of record at the close of business on February 28, 1995, are entitled to receive notice of and to vote at the meeting. A list of the Stockholders will be available at the meeting and for the 10 days preceding the meeting at the office of the Corporation, 1900 East Ninth Street, Cleveland, Ohio.

     Please mark, date, and sign the enclosed proxy and return it in the accompanying envelope.

By Order of the Board of Directors

DAVID L. ZOELLER
Secretary

March 8, 1995

PROXY STATEMENT

MARCH 8, 1995

SOLICITATION AND REVOCABILITY OF PROXIES

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of National City Corporation (the "Corporation") of the accompanying proxy to be used at the Annual Meeting of Stockholders of the Corporation and any adjournment thereof and is being sent on approximately the date of this Proxy Statement to each of the holders of the Corporation's Common Stock. The Annual Meeting will be held on Monday, April 24, 1995, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at such meeting in accordance with any specifications thereon or, if no specifications are made, will be voted as set forth therein. Any proxy may be revoked by the person giving it at any time before it is exercised by receipt of a later dated proxy, or by receipt by the Secretary of the Corporation of a revocation, or by such person appearing at the meeting and electing to vote in person.

INFORMATION AS TO VOTING SECURITIES

  The Board of Directors has fixed the close of business on February 28, 1995, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On the record date the Corporation had 146,744,966 shares of Common Stock outstanding, each of which is entitled to one vote on all matters to be acted upon at the meeting.

THE BOARD OF DIRECTORS

  The Board of Directors has responsibility for establishing broad corporate policies and overall performance of the Corporation. However, it is not involved in the day to day operating details of the Corporation's business. Members of the Board are kept informed of the Corporation's business through various documents and reports provided by the Chairman and other Corporation officers, and by participating in Board and committee meetings. Each director has access to all books, records and reports of the Corporation, and members of management are available at all times to answer their questions.

  In 1994, the Board held five meetings. Average attendance by directors at those meetings was 89%, and except for Mr. Weiss, all directors attended 75% or more of the meetings of the Board and the Board Committees they were scheduled to attend. Except for Mr. Weiss, all of the persons nominated and elected as directors of the Corporation at the Corporation's 1994 Annual Meeting of Stockholders attended that Annual Meeting.

  The Board of Directors of the Corporation has established several permanent committees comprising directors who are appointed to those committees annually. The principal committees are the Audit Committee, the Compensation and Organization Committee, the Executive Committee, the Nominating Committee and the Public Policy Committee, each of which is described below. The members of each of those Committees are identified in the biographical material of the nominees for election of Directors beginning at page 8.

  THE AUDIT COMMITTEE. The Audit Committee is required to meet at least semiannually and met three times during 1994. The Audit Committee is composed of directors who are independent of the management of the Corporation and are free of any relationship that would interfere with their exercise of independent judgment as committee members. The responsibility for effective auditing of the Corporation and any subsidiary is carried out by the Audit Committee through the general auditor and the independent auditors. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Corporation, effectiveness of its internal control structure and procedures for financial reporting, and compliance with designated laws and regulations. In so doing, the Audit Committee maintains free and open communications between the directors, the independent auditors, the general auditor, and the management of the Corporation.

  THE COMPENSATION AND ORGANIZATION COMMITTEE. The Compensation and Organization Committee meets on the call of the Chairman of the Board of Directors and met three times during 1994. The Compensation and Organization Committee considers all matters relating to compensation policy and compensation of senior officers of the Corporation and its subsidiaries and makes recommendations to the Board of Directors on matters relating to succession and organization of senior executive management. Under the terms of each of the Corporation's Amended and Restated 1973 Stock Option Plan, as amended, 1984 Stock Option Plan, as amended, the 1989 Stock Option Plan, and the 1993 Stock Option Plan the Compensation and Organization Committee is authorized to grant stock option rights and stock appreciation rights to officers and employees of the Corporation and its subsidiaries. The Compensation and Organization Committee also determines participants and establishes the peer group for the Long Term Incentive Compensation Plan and sets the awards granted pursuant to the Short Term Incentive Plan. The Compensation and Organization Committee also determines those employees who are eligible to receive awards of restricted stock under the National City Corporation Amended and Second Restated 1991 Restricted Stock Plan.

  THE EXECUTIVE COMMITTEE. The Executive Committee meets on the call of the Chairman of the Board of Directors and met once during 1994. The Executive Committee is empowered to exercise all powers and perform all duties of the Board of Directors as permitted by applicable law when the Board is not in session.

  THE NOMINATING COMMITTEE. The Nominating Committee meets on the call of the Chairman of the Board of Directors and met twice during 1994. The Committee confers, advises and recommends with respect to nominations to fill vacancies on the Board of Directors. Stockholders may submit the name of a possible nominee to the Chairman, and he will arrange for that person to be given consideration by the Committee. Further, Stockholders may make nominations from the floor at the Annual Meeting of Stockholders.

  THE PUBLIC POLICY COMMITTEE. The Public Policy Committee meets on the call of the Chairman of the Committee and met twice during 1994. The Public Policy Committee has responsibility to oversee the various policies and programs of the Corporation as they relate to its relationships with employees, regulatory agencies, governments, charitable organizations and the general public.

COMPENSATION OF DIRECTORS

  Members of the Board of Directors of the Corporation who are not officers of the Corporation, or any of its subsidiaries, receive a yearly retainer, payable in quarterly installments, and a fee for each meeting of the Board, and of each committee thereof, which they attend. The yearly retainer is $20,000*. The fee for attendance at any Board meeting or any committee meeting is $1,000. Each of the non-officer Chairpersons of committees of the Board of Directors of the Corporation receives an additional annual retainer of $2,500 paid in quarterly installments. Under a plan for the deferred payment of director's fees, a director may elect to have the payment of fees deferred until later years.

  In addition, currently each non-officer incumbent member of the Board on the date when the National City Corporation Amended and Second Restated 1991 Restricted Stock Plan became effective was, and each individual who is first elected or appointed as a member of the Board thereafter will be, awarded 1,000 shares of Corporation Common Stock subject to transfer restrictions. Furthermore, each year in which an individual is re-elected or re-appointed as a member of the Board, such individual is to be awarded an additional 200 shares of Corporation Common Stock the transfer of which also is restricted. The restrictions on such shares of Corporation Common Stock do not expire until the earlier of the individual director's death, disability or a date nine months after the date of the award.

STOCKHOLDER ACTION

1. ELECTION OF DIRECTORS

  Directors are to be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified. It is intended that shares represented by the proxies, unless contrary instructions are given, will be voted for the election of the nominees listed below as directors, whose number is equal to the total authorized number of directors. Although management does not expect that any nominee will be unavailable for election, in the event that vacancies occur unexpectedly, the shares will be voted for substitute nominees, if any.

  The fifteen nominees for election to the Board of Directors are identified on pages 8 through 11. All of the nominees are presently directors of the Corporation except Mr. Collins. All of the incumbent members of the Board of Directors were elected at the last Annual Meeting. The following material contains biographical information concerning each of the nominees, including their recent employment, positions with the Corporation, other directorships, age and the number of shares of Corporation Common Stock beneficially owned, all as of December 31, 1994. Unless otherwise indicated, the nominee has sole voting and investment power with respect to the Corporation's securities shown to be owned by him. Options that are exercisable within 60 days of December 31, 1994 are separately noted (See, Beneficial Ownership at page 11.)

- - ---------------

* Each individual director who is not an officer of the Corporation or any of its subsidiaries and is a member of the board of directors of a subsidiary receives compensation from the subsidiary for his responsibilities at that subsidiary.

NOMINEES FOR ELECTION AS DIRECTORS

                  SANDRA HARDEN AUSTIN, President, Clinical Management Services Division, Caremark International since 1994. Executive Vice President and Chief Operating Officer of University of Chicago Hospitals from 1990 to 1993. Senior Vice President and General Manager, Medical/Surgical Psychiatric Management Centers, University Hospital of Cleveland from 1988 to 1990. Director of the Corporation since 1990; Chairman of the Public Policy Committee and Member of the Nominating Committee. Age 47. Shares of Corporation Common Stock owned: 2,144.760.

                  JAMES M. BIGGAR, Chairman of the Board and Chief Executive Officer of Glencairn Corporation, a development company, since 1991; retired in June, 1991 as Chairman of the Board of Nestle Enterprises, Inc., a producer of various food and beverage products in the United States, which office he held since 1983. Director of The Sherwin-Williams Company. Director of the Corporation since 1988; Chairman of the Audit Committee and Member of the Executive Committee. Age 66. Shares of Corporation Common Stock owned: 5,150.

                  CHARLES H. BOWMAN, Chairman and Chief Executive Officer of BP America Inc., a diversified petroleum and natural resources company, since 1994. Managing Director of BP Australia Limited from 1990 to 1994. General Manager - Europe of BP Oil International from 1988 to 1990. Director of Corporation since 1993. Member of the Public Policy Committee. Age 59. Shares of Corporation Common Stock owned: 1,000.

                  EDWARD B. BRANDON, Chairman of the Board and Chief Executive Officer of the Corporation since 1987. Director of Premier Industrial Corp., RPM, Inc. and The Standard Products Company. Director of the Corporation since 1986; Chairman of the Executive Committee and Chairman of the Nominating Committee. Age 63. Shares of Corporation Common Stock owned: 158,012.69; options exercisable within 60 days: 270,928.

                  JOHN G. BREEN, Chairman of the Board and Chief Executive Officer of The Sherwin-Williams Company, a manufacturer of coatings, since 1980. Director of The Sherwin-Williams Company, The Mead Corporation, Parker-Hannifin Corporation and Goodyear Tire & Rubber Co. Director of the Corporation since 1979; Chairman of the Compensation and Organization Committee and Member of the Executive and Nominating Committees. Age 60. Shares of Corporation Common Stock owned: 27,400.

                  DUANE COLLINS, President and Chief Executive Officer of Parker Hannifin Corporation, a durable goods manufacturer, since 1993. Vice Chairman of Parker Hannifin Corporation for the previous year. President -- International 1987 to 1992. Age:
                  58. Shares of Corporation Common Stock owned: 400.

                  DAVID A. DABERKO, President and Chief Operating Officer of the Corporation since 1993 and Deputy Chairman of the Corporation from 1987 to 1993. Director of the Student Loan Marketing Association. Director of the Corporation since 1988. Age 49. Shares of Preferred Stock owned: 600 depositary shares; shares of Corporation Common Stock owned: 84,252; options exercisable within 60 days: 173,869.

                  RICHARD E. DISBROW, Retired as Chairman and Chief Executive Officer of American Electric Power Service Corporation and American Electric Power Company, Inc., a public utility company, in 1993 having served as Chairman from 1992. President and Chief Executive Officer of American Electric Power Service Corporation and American Electric Power Company, Inc. during 1991. President and Chief Operating Officer of American Electric Power Service Corporation and American Electric Power Company from 1985 to 1991. Director of the Corporation since 1990; Member of the Audit, Public Policy, and Executive Committees. Age 64. Shares of Corporation Common Stock owned: 2,300.

                  DANIEL E. EVANS, Chairman of the Board and Chief Executive Officer of Bob Evans Farms, Inc., a restaurant and food products company, since 1971. Director of Bob Evans Farms, Inc. and The Sherwin-Williams Company. Director of the Corporation since 1992. Member of the Public Policy and Audit Committees. Age 58. Shares of Corporation Common Stock owned:
                  5,916.

                  OTTO N. FRENZEL III, Chairman of National City Bank, Indiana since 1992, Chairman and Chief Executive Officer of Merchants National Corporation from 1979 to 1992. Director of American United Life Insurance Company, Baldwin & Lyons, Inc., a financial services corporation, and Indiana Energy, Inc., IPALCO Enterprises, Inc., and IWC Resources Corp., each a public utility holding company. Director of the Corporation since 1992. Age 64. Shares of Corporation Common Stock owned:
                  1,123,726; options exercisable within 60 days: 11,000. Mr. Frenzel shares voting and investment powers as to an additional 1,683,868 shares of Corporation Common Stock.

                  JOSEPH H. LEMIEUX, Chairman and Chief Executive Officer of Owens-Illinois, Inc., a manufacturer of packaging products, since 1990; President and Chief Operating Officer of Owens-Illinois, Inc. from 1986 to 1990. Director of Owens-Illinois, Inc., Health Care and Retirement Corporation, Libbey Inc., and Consol Limited (Johannesburg Exchange). Director of the Corporation since 1988; Member of the Executive Committee and Compensation and Organization Committee. Age 63. Shares of Corporation Common Stock owned:
                  2,658.70.

                  A. STEVENS MILES, Retired as President of the Corporation and as Chairman of First Kentucky National Corporation, a wholly owned subsidiary of the Corporation in 1989, having served as President of National City Corporation since 1988 and as Chief Executive Officer of the First Kentucky National Corporation for 15 years. Director of the Corporation since 1988; Member of the Nominating Committee. Age 65. Shares of Corporation Common Stock owned: 152,632.

                  WILLIAM R. ROBERTSON, Deputy Chairman of the Corporation since 1987. Director of Capitol American Financial Corporation. Director of the Corporation since 1988. Age 53. Shares of Corporation Common Stock owned: 92,253.292; Mr. Robertson shares voting and investment powers as to an additional 10,000 shares; options exercisable within 60 days: 149,999.

                  STEPHEN A. STITLE, Vice President, Corporate Affairs of Eli Lilly and Company, a pharmaceutical company, since 1993. Vice President of Human Resources of Eli Lilly and Company from 1989 to 1993. Director of Eli Lilly and Company. Director of the Corporation since 1992. Member of the Compensation and Organization Committee, Nominating Committee and Executive Committee. Age 49. Shares of Corporation Common Stock owned:
                  6,328.

                  MORRY WEISS, Chairman of the Board and Chief Executive Officer of American Greetings Corporation, a greeting card manufacturer, since 1993; President and Chief Executive Officer of American Greetings Corporation from 1987 to 1993. Director of American Greetings Corporation, Syratech Corporation and Artistic Greetings Incorporated. Director of the Corporation since 1992. Member of the Audit and the Nominating Committee. Age 54. Shares of Corporation Common Stock owned: 6,200.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE FOR THE SLATE OF DIRECTOR NOMINEES.

BENEFICIAL OWNERSHIP

  As of December 31, 1994, the Corporation had two classes of equity securities outstanding, (a) Common Stock, par value $4.00 and (b) 8% Cumulative Convertible Preferred Stock, without par value.

  Beneficial ownership of the Corporation's outstanding equity securities, for purposes of the ownership disclosures, has been determined in accordance with Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 ("Exchange Act"), under which Rule a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within

60 days. Accordingly, the amounts shown do not purport to represent beneficial ownership for any purpose other than as set forth under such Rule. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of the Corporation's equity securities.

  As of December 31, 1994, to the knowledge of the Corporation, no person or firm, except as noted below, beneficially owned more than 5% of the Corporation's Common Stock outstanding on that date. As of December 31, 1994, no individual director, nominee or officer beneficially owned more than 1.8% of the Corporation's outstanding Common Stock. For purpose of this disclosure, the amount of outstanding Corporation Common Stock is the aggregate number of shares of the Corporation's Common Stock actually outstanding on such date plus an amount equal to the aggregate amount of the Corporation's Common Stock which could be issued upon the exercise of stock options by such person or firm at that date. Beneficial ownership of the Corporation's Common Stock includes, as of such date, those shares which could have been acquired by the exercise of stock options and, for purposes of this disclosure, those shares held for the benefit of such officers in the National City Corporation Savings and Investment Trust.

  As of December 31, 1994, the only person known to the Corporation to beneficially own more than 5% of the outstanding Corporation's Common Stock is the Corporation, and the amount so owned is 16,091,127 shares of Corporation's Common Stock which constituted 10.9% of the outstanding Corporation's Common Stock on that date. These shares are held in various fiduciary capacities through the Corporation's wholly owned banking subsidiaries, primarily National City Bank, National City Bank, Columbus, National City Bank, Kentucky, and National City Bank, Indiana. Of the 12,924,083 shares of the Corporation's Common Stock as to which the Corporation, through its subsidiaries, has voting authority, it has sole voting authority as to 12,797,620 of those shares and shared voting authority as to the remainder, and as to the 14,547,011 shares as to which the Corporation, through its subsidiaries, has investment authority, it has sole investment authority as to 8,848,227 of those shares, and shared investment authority as to the remainder. Included in the aggregate number of shares held as to which the Corporation has sole voting and investment authorities are 539,904 shares that are held under the National City Non-Contributory Retirement Trust.

  Under federal securities law, the Corporation's directors, certain officers, and persons holding more than 10% of any class of the Corporation's equity securities are required to report, within specified monthly and annual due dates, their initial ownership in any class of the Corporation's equity securities and all subsequent acquisitions, dispositions or other transfers of interest in such securities, if and to the extent reportable events occur that require reporting by such due dates. The Corporation is required to describe in this proxy statement whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. In this regard, to the Corporation's knowledge, based solely on the review of copies of reports furnished to the Corporation by its directors and executive officers pursuant to Rule 16a-3 promulgated pursuant to the Exchange Act, and on written representations that no other reports were required during the period ending December 31, 1994, all of the Corporation's directors and officers satisfied such filing requirements in full, except that Messrs. Frenzel, Gorney and Weiss made late filings. Mr. Frenzel filed two late reports related to certain Trust accounts, Mr. Gorney filed one late report related to a service stock award and Mr. Weiss filed one late report related to a market purchase of common stock.

  The following table sets forth the beneficial security ownership of (a) each director and nominee of the Corporation, (b) the chief executive officer and the four other most highly compensated executive officers of the Corporation and (c) all directors and Executive Officers of the Corporation as a Group, as of December 31, 1994 (including shares that such individuals could have acquired by the exercise of options within 60 days):

- - ---------------------------------------------------------------------------------------------
                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT

                                                             AMOUNT OF SHARES      PERCENT OF
TITLE OF CLASS       NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED        CLASS
- - ---------------------------------------------------------------------------------------------
Common Stock         Sandra Harden Austin                          2,144.760              *
Common Stock         James M. Biggar                               5,150.000              *
Common Stock         Charles H. Bowman                             1,000.000              *
Common Stock         Morton Boyd                                 244,668.271              *
Common Stock         Edward B. Brandon                           428,940.692              *
Common Stock         John G. Breen                                27,400.000              *
Common Stock         Duane Collins                                   400.000              *
Common Stock         David A. Daberko                            258,121.001              *
Common Stock         Richard E. Disbrow                            2,300.000              *
Common Stock         Daniel E. Evans                               5,916.000              *
Common Stock         Otto N. Frenzel III                       2,818,594.823            1.8%
Common Stock         Gary A. Glaser                              113,173.173              *
Common Stock         Joseph H. Lemieux                             2,658.700              *
Common Stock         A. Stevens Miles                            152,632.000              *
Common Stock         Burnell R. Roberts                            2,950.000              *
Common Stock         William R. Robertson                        252,252.292              *
Common Stock         Stephen A. Stitle                             6,328.000              *
Common Stock         Morry Weiss                                   6,200.000              *
Common Stock         Directors and Executive Officers
                        of the Corporation as a Group          5,021,499.541            3.3%
- - ---------------------------------------------------------------------------------------------

* The percent of the Corporation Common Stock beneficially owned is less than 1%.


2. PROPOSAL RESPECTING THE NATIONAL CITY CORPORATION ANNUAL CORPORATE PERFORMANCE INCENTIVE PLAN.

  At the Annual Meeting of Stockholders there will be presented for stockholder approval the National City Corporation Annual Corporate Performance Incentive Plan (the "Plan") which was adopted, effective January 1, 1995 by the Board of Directors at its meeting of December 19, 1994, subject to the approval of the Corporation's stockholders. The purpose of the Plan is to maximize the Corporation's profitability and operating success by providing an incentive to Senior Officers to achieve superior results. The plan is designed to promote teamwork to achieve overall corporate success and to motivate individual excellence.

  Generally, the Plan provides for incentive compensation that shall be awarded to a participant based upon the Corporation's attainment of certain threshold, target or maximum results for a Plan Cycle ("Cycle"). The Plan will be administered by the Compensation and Organization Committee (the "Committee") of the Board of Directors of the Corporation.

  The complete text of the Plan appears as Exhibit A to this Proxy Statement. While the main features of the Plan are summarized below, such summaries are in all respects subject to the complete text of the Plan set forth in Exhibit A.

  The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code ("Code"). Section 162(m) generally provides that certain compensation in excess of $1 million per year paid to a publicly held company's chief executive officer and any of its four other highest paid executive officers is no longer deductible by the company beginning in the 1994 tax year unless the compensation qualifies for an exception. Section 162(m) excludes from the deductibility limit performance based compensation if certain procedural requirements, including stockholder approval of the material terms of the performance plan, are satisfied. The Corporation has had a short term incentive plan based on annual corporate performance in place for a period of years. This incentive plan has been designed to replace portions of the previous plan and to qualify awards paid pursuant to the Plan for the exclusion from the Section 162(m) limits. The Plan is being presented for stockholder approval so as to meet the qualification requirements for the exclusion from the Section 162(m) deductibility limits and thus minimizing the cost of providing competitive compensation to its key employees. Should the stockholders not approve the Plan no further awards will be made under the Plan. In such case, however, the Committee may have to review the overall compensation package being provided to the Corporation's senior officers.

ELIGIBILITY AND PARTICIPATION

  Eligibility for participation in the Plan will be limited to those officers of the Corporation and its subsidiaries who play a key role in the management, growth and success of the Corporation, as determined by the Committee. Participation in the Plan shall be determined by the Committee prior to the commencement of a Cycle.

PERFORMANCE MEASUREMENT

  Performance will be measured by the Corporation's results as reflected by key financial indices ("Indices") compared with those of the peer group established by the Committee. The Indices that will be measured and their weights will be chosen by the Committee. The Committee may choose from the following indices: return on common equity; return on assets; overhead ratio; efficiency ratio; net interest margin; total annual return on common stock; earnings per share; and percent of change in earnings per share, as determined in accordance with generally accepted accounting principles. These are indices frequently used by financial corporations to measure profitability and overall operating performance. Prior to the beginning of each Cycle, the Committee shall establish the peer group, the Indices, the weighting of the Indices chosen, and the levels of comparative performance at which the established threshold, target and maximum awards will be provided under the Plan.

AWARDS

  The amount of incentive compensation that shall be awarded to a participant shall be expressed as a percentage of base salary. Such percentage shall be determined on the basis of the senior officer category and the level of comparative threshold, target, or maximum performance the Corporation achieves and can range from 0.0% to 76.5%. The amount of the award will be calculated as of the December 31 on which the Cycle ends and no award for any one cycle may exceed $1,000,000. Amounts awarded under the Plan may be in cash, in unfunded future benefits or a combination thereof. With the exception of cash awards, awards are not funded, but simply remain contractual liabilities of the Corporation and are subject to payment upon the recipient's termination of employment with the Corporation or its subsidiaries.

TERMINATION OF EMPLOYMENT DUE TO NORMAL RETIREMENT, DISABILITY OR DEATH

  In the event of termination of employment due to normal retirement, disability or death, the participant shall be eligible to receive a prorated award based on the length of time the participant was employed during the Cycle provided that the participant was a participant in the Plan for at least three months of the Cycle. Such awards will be paid within 90 days following the end of the Cycle.

OTHER TERMINATION OF EMPLOYMENT

  In the event a participant's employment during a Cycle is terminated prior to vesting for any reason other than normal retirement, disability, or death, the participant will not be entitled to any award.

DEFERRAL OF AWARDS

  Prior to each Cycle, the Committee shall determine which participants if any, shall be eligible to make deferral elections under the Plan. The Committee shall make the decision on each request whether or not to defer any portion or all of the participant's award with respect to each Cycle. For each participant who defers compensation under this Plan, an unfunded account shall be established and maintained by the Corporation in the name of the participant. As of the date that cash awards are made, the amount of any deferred awards shall be credited to each participant's account and to the fund or funds so selected by the participant. The funds are designed to reflect investment yields of funds maintained in the Savings and Investment Plan (see page 31) or in the equivalent of a savings account. Unfunded future benefits shall be payable to the former officer on an installment basis over a period of ten years commencing on the retirement, death, or other termination of employment of the participant.

  The Committee may determine that a participant's unfunded future benefit which equals $100,000.00 or less shall be paid out in a lump sum. The Committee may also determine that a lump sum distribution should be made to a participant who has terminated employment by means other than death, disability, or retirement.

FORFEITURES

  In the event the Committee finds that an employee or former employee who has an interest in the Plan has been discharged for reasonable belief of fraud or has been convicted of a crime as a result of which it becomes illegal for his employer to employ him or her, then any amounts held under this Plan for the benefit of such employee or former employee or his or her beneficiaries shall be forfeited and no longer payable.

CHANGE IN CONTROL

  In the event of a change in control, the Plan provides that the Corporation shall pay to each participant a lump sum cash payment equal to the maximum award which could be paid under the Plan to each Participant.

AMENDMENT AND DISCONTINUANCE

  The Corporation expects to continue this Plan indefinitely, but reserves the right, by action of its shareholders, to amend it from time to time, or to discontinue it. If the Corporation should amend or discontinue the Plan, the Corporation shall remain obligated under the Plan with respect to awards (i) made final by the decision of the Committee prior to the date of such amendment or discontinuance, (ii) vested awards of participants and beneficiaries, and
(iii) amounts deferred prior to the date of such amendment or discontinuance.

FEDERAL TAX CONSEQUENCES

  The award will result in taxable income to the participant upon receipt of cash payment. If the award is deferred, the participant will not recognize taxable income for Code purposes until the installment payments are paid. The amount of the taxable income to the participant under the Code will measure the amount of the deduction to which the Corporation is entitled.

PLAN BENEFITS

  It is not possible to determine future awards that will be received by participants in the Plan. Set forth in the table below are the benefits and amounts that would have been paid under the Plan to the participants for the last three completed fiscal years if the Plan had been in effect.

                                 PLAN BENEFITS

- - --------------------------------------------------------------------------------
                           NATIONAL CITY CORPORATION
                  ANNUAL CORPORATE PERFORMANCE INCENTIVE PLAN

                                             1992          1993          1994
                                            DOLLAR        DOLLAR        DOLLAR
           NAME AND POSITION               VALUE ($)     VALUE ($)     VALUE ($)
- - --------------------------------------------------------------------------------
E. B. Brandon, Chairman of the Board
  and Chief Executive Officer               347,119       251,460       401,625
D. A. Daberko, President and Chief
  Operating Officer                         173,250       128,800       202,500
W. R. Robertson, Deputy Chairman            173,250       128,800       190,350
M. Boyd, Executive Vice President            81,396        58,320        88,200
G. A. Glaser, Executive Vice President       74,025        53,460        81,585
O. N. Frenzel III, Director                  78,750        54,000        78,750
Executive Group                             517,815       401,992       677,745
Non-Executive Director Group                      0             0             0
Non-Executive Officer Employee Group      1,632,738     1,210,750     1,940,830
- - --------------------------------------------------------------------------------

APPROVAL BY STOCKHOLDERS

  The proposal requires for its adoption the favorable vote of the holders of shares represented at the total amount of the issued and outstanding Common Stock, voting as a whole.

  THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE FOR THIS PROPOSAL.

3. PROPOSAL RESPECTING THE NATIONAL CITY CORPORATION LONG-TERM INCENTIVE COMPENSATION PLAN FOR SENIOR OFFICERS AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1995.

  At the Annual Meeting of Stockholders there will be presented for stockholder approval the National City Corporation Long Term Incentive Compensation Plan For Senior Officers As Amended and Restated effective January 1, 1995 (the "Long Term Plan") which was adopted by the Board of Directors at its meeting of December 19, 1994 subject to the approval of the Corporation's stockholders. The purpose of the Long Term Plan is to maximize the returns to stockholders and to promote the long-term profitability and success of the Corporation by providing an incentive to those key executives of the Corporation who are primarily responsible for such profitability and success.

  Generally, the Long Term Plan provides for incentive compensation that shall be awarded to a participant based upon the total stockholder return of the Corporation for the three year fiscal year plan cycle ("Plan Cycle") compared to other members of the Corporation's peer group. The Long Term Plan will be administered by the Compensation and Organization Committee of the Board of Directors of the Corporation.

  The complete text of the Long Term Plan appears as Exhibit B to this Proxy Statement. While the main features of the Long Term Plan are summarized below, such summaries are in all respects subject to the complete text of the Long Term Plan set forth in Exhibit B.

  The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code ("Code"). Section 162(m) generally provides that certain compensation in excess of $1 million per year paid to a publicly held company's chief executive officer and any of its four other highest paid executive officers is no longer deductible by the company beginning in the 1994 tax year unless the compensation qualifies for an exception. Section 162(m) excludes from the deductibility limit performance based compensation if certain procedural requirements, including stockholder approval of the material terms of the performance plan, are satisfied. The Long Term Plan has been in place since 1987. The Long Term Plan has been amended to qualify awards paid pursuant to the Long Term Plan for the exclusion from the Section 162(m) limits and the Long Term Plan is being presented for stockholder approval so as to meet the stockholder approval requirements for the exclusion from the Section 162(m) deductibility limits and thus minimizing the cost of providing competitive compensation to its key employees. Should the stockholders not approve the Long Term Plan no further awards will be made under the Long Term Plan. In such case, however the Committee may have to review the overall compensation package being provided to the Corporation's senior officers.

ELIGIBILITY AND PARTICIPATION

  Eligibility for participation in the Long Term Plan will be limited to those senior officers of the Corporation and its subsidiaries who are materially responsible for the management, growth, and overall success of the Corporation, as determined by the Committee. Participation in the Long Term Plan shall be determined by the Committee prior to the commencement of the Plan Cycle.

PERFORMANCE MEASUREMENT

  Prior to the beginning of each Plan Cycle, the Committee shall establish threshold, target, and maximum award performance levels for the Plan Cycle against which the total stockholder return of the Corporation shall be compared to other members of the peer group based upon the ranking of the Plan Cycle results of the Corporation and members of the peer group. The Committee shall determine the membership of the peer group for the Plan Cycle at such time.

AWARDS

  The amount awarded under the Long Term Plan to a participant shall be expressed as a percentage of base salary. Such percentage shall be determined on the basis of the attainment, or lack of attainment, by the Corporation of the threshold, target, or maximum performance and can range from 0% to 100% and no award for any Plan Cycle may exceed $1,000,000. Amounts awarded under the Long Term Plan may be in cash, in unfunded future benefits or a combination thereof. With the exception of a cash award, awards are not funded, but simply remain contractual liabilities of the Corporation and are subject to payment upon the recipient's termination of employment with the Corporation or its subsidiaries. The Corporation shall have the right to deduct any federal or state taxes required by law with respect to such payments. Amounts of awards made and deferred and earnings and gains thereon, are always 100% vested.

TERMINATION OF EMPLOYMENT DUE TO NORMAL RETIREMENT, DISABILITY OR DEATH

  In the event of termination of employment due to normal retirement, disability, or death the participant shall be eligible to receive a prorated award based upon the participants length of employment during the Plan Cycle, which shall be payable as soon as practical following the end of the Plan Cycle.

DEFERRAL OF AWARDS

  Each active participant shall be given the opportunity prior to the final year of the Plan Cycle to request to defer a portion or all of his award for the Plan Cycle. The Committee shall determine whether or not to defer any portion or all of any participant's award with respect to the Plan Cycle. As of the date of the payment of the cash awards, the amount of the award to be deferred shall be credited to an unfunded account maintained by the Corporation in the name of the participant. The amount of any deferred benefits shall be credited to the fund or funds selected by the participant. The funds are designed to reflect investment yields of funds maintained in the Savings and Investment Plan (see page 31) or in the equivalent of a savings account. Payment of unfunded deferrals shall be made on an installment basis over a period of ten years commencing on the termination of the participants employment with the Corporation or any of its subsidiaries.

  The Committee may determine to pay out a participant's unfunded deferred amounts in a lump sum when the participant's accounts has a balance of $100,000.00 or less or when the participant has terminated employment by means other than death, disability, or retirement.

FORFEITURES

  In the event the Committee finds that an employee or former employee who has an interest in the Long Term Plan has been discharged for reasonable belief of fraud or has been convicted of a crime as a result of which it becomes illegal for his employer to employ him or her, then any amounts held under the Long Term Plan for the benefit of such employee or former employee or his or her beneficiaries shall be forfeited and no longer payable.

CHANGE IN CONTROL

  In the event of a change in control, the Long Term Plan provides that the Corporation shall pay to each participant a lump sum cash payment equal to the maximum award level for such Plan Cycle prorated based upon the number of months that have passed since the commencement of each Plan Cycle.

AMENDMENT AND DISCONTINUANCE

  The Corporation expects to continue this Long Term Plan indefinitely, but reserves the right, by action of its shareholders, to amend it from time to time, or to discontinue it. If the Corporation should amend or discontinue the Long Term Plan, the Corporation shall remain obligated under the Long Term Plan with respect to (i) awards made final by the decision of the Committee prior to the date of such amendment or discontinuance,
(ii) vested awards of participants and beneficiaries, and (iii) amounts deferred prior to the date of such amendment or discontinuance.

FEDERAL TAX CONSEQUENCES

  The award will result in taxable income to the participant upon receipt of cash payment. If the award is deferred, the participant will not recognize taxable income for Code purposes until the installment payments are paid. The amount of the taxable income to the participant under the Code will measure the amount of the deduction to which the Corporation is entitled.

LONG TERM PLAN BENEFITS

  It is not possible to determine future awards that will be received by participants in the Long Term Plan. Set forth in the table below are the benefits and amounts that would have been paid under the Long Term Plan to the participants for the last three completed fiscal years if the Long Term Plan had been in effect.

                                 PLAN BENEFITS

- - --------------------------------------------------------------------------------
                           NATIONAL CITY CORPORATION
           LONG-TERM INCENTIVE COMPENSATION PLAN FOR SENIOR OFFICERS
                AS AMENDED & RESTATED EFFECTIVE JANUARY 1, 1995

                                             1992          1993          1994
                                            DOLLAR        DOLLAR        DOLLAR
           NAME AND POSITION               VALUE ($)     VALUE ($)     VALUE ($)
- - --------------------------------------------------------------------------------
E. B. Brandon, Chairman of the Board
  and Chief Executive Officer               202,456           0         608,264
D. A. Daberko, President and Chief
  Operating Officer                         103,888           0         310,333
W. R. Robertson, Deputy Chairman            103,888           0         304,633
M. Boyd, Executive Vice President            54,603           0         152,595
G. A. Glaser, Executive Vice President       46,883           0         139,808
Executive Group                             206,542           0         741,802
Non-Executive Director Group                      0           0               0
Non-Executive Officer Employee Group        175,880           0         605,812
- - --------------------------------------------------------------------------------

APPROVAL BY STOCKHOLDERS

  The proposal requires for its adoption the favorable vote of the holders of shares representing at least a majority of the total amount of the issued and outstanding Common Stock, voting as a whole.

  THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE FOR THIS PROPOSAL.

4. SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors believes it appropriate to submit approval of the selection of Ernst & Young LLP independent auditors, as auditors for the Corporation for the year 1995 for action by the stockholders. This firm and its predecessors have served as independent auditors for the Corporation since its inception in 1972. In the opinion of the Board of Directors, the reputation, qualifications, and experience of the firm make appropriate its reappointment for 1995. A representative of the firm is expected to be present at the Annual Meeting of Stockholders, to make a statement and to respond to appropriate questions.

  THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE FOR THIS PROPOSAL.

EXECUTIVE COMPENSATION

  (a) COMPENSATION. The following table sets forth, together with certain other information, the compensation earned during the fiscal year ended December 31, 1994 by (i) the chief executive officer and (ii) the four other most highly compensated executive officers of the Corporation and its subsidiaries.

- - -----------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                                -------------------------------------------    ----------------------------------------
                                                                                        AWARDS                PAYOUTS
                                                                               -------------------------     ----------
                                                                               RESTRICTED     SECURITIES                     ALL
                                                                    OTHER        STOCK        UNDERLYING                    OTHER
     NAME AND PRINCIPAL                                BONUS        ANNUAL      AWARD(S)       OPTIONS/         LTIP         COMP
          POSITION              YEAR     SALARY($)     ($)(1)      COMP($)       ($)(2)        SARS(#)       PAYOUTS($)     ($)(3)
- - -----------------------------------------------------------------------------------------------------------------------------------
E. B. Brandon                    1994    $689,167     $461,625        $0        $385,575         90,000      $608,264      $83,821
Chairman of the Board            1993    $630,000     $418,560        $0        $385,640         80,000      $      0      $38,161
and Chief Executive Officer      1992    $601,667     $392,494        $0        $ 17,600         42,000      $202,455      $37,012
D. A. Daberko                    1994    $442,083     $263,250        $0        $ 47,700         45,000      $310,333      $54,415
President and Chief              1993    $399,583     $259,616        $0        $ 42,296         36,000      $      0      $24,880
Operating Officer                1992    $383,333     $227,535        $0        $  8,800         26,000      $103,888      $24,369
W. R. Robertson                  1994    $419,583     $243,352        $0        $ 71,550         32,000      $304,633      $51,241
Deputy Chairman                  1993    $399,583     $231,868        $0        $ 72,152         36,000      $      0      $24,880
                                 1992    $383,333     $221,375        $0        $ 13,200         26,000      $103,888      $24,369
M. Boyd                          1994    $278,333     $148,200        $0        $ 19,875         19,500      $152,595      $37,450
Executive Vice President         1993    $268,067     $145,420        $0        $ 12,440         18,000      $      0      $17,263
                                 1992    $256,733     $140,828        $0        $  6,600         16,400      $ 54,603      $17,051
G. A. Glaser                     1994    $257,083     $139,585        $0        $ 21,200         19,500      $139,808      $32,704
Executive Vice President         1993    $245,417     $104,445        $0        $ 17,416         19,000      $      0      $13,857
                                 1992    $233,333     $132,775        $0        $      0         16,400      $ 46,882      $12,560

- - --------------------------------------------------------------------------------
(1) Short-term plan award includes both cash and deferred awards. The objectives used in determining awards and their relative weights under Short Term Plan are set forth on page 33. Based on the objectives and their weights, the payout for 1994 was 75% of the maximum.
(2) These grants of restricted stock were offsets to the Supplemental Executive
    Retirement Plan, see page 36. E. B. Brandon has, in the aggregate, 95,850 shares of Restricted Stock having a total value as of 12/31/94 of
    $2,480,119. D. A. Daberko has, in the aggregate, 9,700 shares of Restricted
    Stock having a total value as of 12/31/94 of $250,988. W. R. Robertson has, in the aggregate, 16,400 shares of Restricted Stock having a total value as of 12/31/94 of $424,350. H. M. Boyd, in the aggregate, 2,250 shares of
    Restricted Stock having a total value as of 12/31/94 of $58,219. G. A.
    Glaser has in the aggregate 3,300 shares of Restricted Stock having a total value as of 12/31/94 of $85,388. The named executive officers receive dividends on their Restricted Stock at the same rate and frequency as all stockholders.
(3) All Other Compensation includes Executive Savings Plan (see page 31) and
    Savings and Investment Plan (see page 31) match, but does not include retirement accruals as these are not calculable. For the year 1994 each of the named executive officers received the maximum allowable contribution of
    $9,240 under the Savings and Investment Plan. The named executive officers accrued the following benefits under the Executive Savings Plan during the year 1993: E. B. Brandon, $41,311; D. A. Daberko, $23,097; W. R. Robertson,
    $22,034; M. Boyd, $11,675; and G. A. Glaser, $9,342. All other compensation also includes the following amounts equal to the full dollar value of the remainder of the premiums paid by the Corporation in connection with life insurance policies issued pursuant to the Split Dollar Life Insurance
    Agreements between the Corporation and the following Named Executive
    Officers during 1994, respectively, as applicable: E. B. Brandon 33,614; D.
    A. Daberko 22,422; W. R. Robertson 20,373; M. Boyd 16,832; and G. A. Glaser
    14,742. The premiums paid by the Company in connection with the life insurance policies issued pursuant to such Split Dollar Life Insurance
    Agreements set forth in the preceding sentence generally will be recovered in full by the Company upon the cancellation or purchase by a Named
    Executive Officer of any such life insurance policy or the payment of any death benefits under any such life insurance policy.
- - --------------------------------------------------------------------------------

  (b) OPTIONS.  The following table provides information on option grants in fiscal year 1994 to the named executive officers.
- - --------------------------------------------------------------------------------

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR                                       REALIZABLE VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF STOCK PRICE
                                                                                                   APPRECIATION FOR OPTION
                                                INDIVIDUAL GRANTS                                        TERM(1)(4)
                         ----------------------------------------------------------------     ---------------------------------
                           NUMBER OF         % OF TOTAL
                          SECURITIES        OPTIONS/SARS
                          UNDERLYING         GRANTED TO       EXERCISE OR
                         OPTIONS/SARS       EMPLOYEES IN       BASE PRICE      EXPIRATION
        NAME             GRANTED(#)(2)     FISCAL YEAR(3)        ($/SH)           DATE            5%($)              10%($)
- - -------------------------------------------------------------------------------------------------------------------------------
E. B. Brandon........        90,000           5.3   %            $26.50           7/6/04      $    1,464,538     $    3,711,428
D. A. Daberko........        45,000           2.6   %            $26.50           7/6/04      $      732,269     $    1,855,714
W. R. Robertson......        32,000           1.9   %            $26.50           7/6/04      $      520,725     $    1,319,619
M. Boyd..............        19,500           1.1   %            $26.50           7/6/04      $      317,317     $      804,143
G. A. Glaser.........        19,500           1.1   %            $26.50           7/6/04      $      317,317     $      804,143

- - -------------------------------------------------------------------------------------------------------------------------------

(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates dictated by the Securities and Exchange Commission when the "Potential Realizable Value" alternative is used and are not intended to be a forecast of the Corporation's stock price.

(2) One half of each option grant becomes exercisable one year after the date of the grant and the remainder becomes exercisable on the second anniversary of the grant. For incentive stock options a further restriction is placed on the exercise of options such that the maximum number of shares of the Corporation's Common Stock which become initially available for purchase under all post-1986 incentive stock option grants from the Corporation in any calendar year shall be limited to that number of shares the aggregate exercise price of which does not exceed $100,000.

(3) The Corporation granted options representing 1,698,800 shares to employees during 1994.

(4) Value created for all Stockholders Gain of named executive officers as a percentage of value created for all Stockholders

                             POTENTIAL
                    REALIZABLE VALUE AT ASSUMED
                    ANNUAL RATES OF STOCK PRICE
                   APPRECIATION FOR OPTION TERM
                 ---------------------------------
                       5%                10%
                 $2,401,120,929     $6,084,911,865
                            .14%               .14%

- - --------------------------------------------------------------------------------

  The following table sets forth the stock options exercised by each of the named executive officers during the calendar year 1994 and the December 31, 1994 value of all unexercised options held by the named executive officers.

- - --------------------------------------------------------------------------------

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                        NUMBER OF
                                                       SECURITIES          VALUE OF
                                                       UNDERLYING         UNEXERCISED
                                                       UNEXERCISED       IN-THE-MONEY
                                                      OPTIONS/SARS       OPTIONS/SARS
                                                      AT FY-END(#)      AT 12/31/94(1)
                           SHARES                     -------------     ---------------
                         ACQUIRED ON      VALUE       EXERCISABLE/       EXERCISABLE/
        NAME             EXERCISE(#)     REALIZED($)  UNEXERCISABLE      UNEXERCISABLE
- - ---------------------------------------------------------------------------------------
E. B. Brandon........       17,338       $177,115        268,922          $1,751,871
                                                         132,006          $   41,796
D. A. Daberko........       11,440       $117,603        172,869          $1,212,635
                                                          64,001          $   18,906
W. R. Robertson......            0       $      0        148,999          $  990,064
                                                          51,001          $   18,906
M. Boyd..............        7,000       $ 70,875         84,400          $  576,140
                                                          28,500          $    8,955
G. A. Glaser.........            0       $      0         95,002          $  667,674
                                                          29,398          $    9,849

- - ------------------------------------------------------------------------------------

(1) The ultimate realization of profit on the sale of such options of the
    Corporation's Common Stock is dependent upon the market price of such stock at the time of the sale. The fiscal year ended December 31, 1994. The
    Corporation's Common Stock had a closing price on that day on the New York
    Stock Exchange of $25.875. The numbers shown reflect the value of unexercised options accumulated over a ten-year period based on the 1994 year-end closing price.
- - ------------------------------------------------------------------------------------

  The following table provides information on the awards of long term incentive plan participation during the year 1994.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                        ESTIMATED FUTURE PAYOUTS UNDER
                                                  PERFORMANCE                      NON-STOCK
                            NUMBER OF              OR OTHER                  PRICE-BASED PLANS(3)
                          SHARES, UNITS          PERIOD UNTIL         -----------------------------------
                             OR OTHER            MATURATION OR        THRESHOLD      TARGET      MAXIMUM
        NAME               RIGHTS(#)(1)            PAYOUT(2)             ($)          ($)          ($)
- - ---------------------------------------------------------------------------------------------------------
E. B. Brandon                  N/A             December 31, 1997         $ 0        $385,000     $770,000
D. A. Daberko                  N/A             December 31, 1997           0         196,000      392,000
W. R. Robertson                N/A             December 31, 1997           0         178,000      356,000
M. Boyd                        N/A             December 31, 1997           0          87,000      174,000
G. A. Glaser                   N/A             December 31, 1997           0          81,000      162,000

- - ---------------------------------------------------------------------------------------------------------

(1) The National City Long Term Incentive Plan for Senior Officers grants cash awards based on a percentage of the individual's base pay. No shares or other rights are granted. (See page 32)

(2) The LTIP is based on a three year cycle starting 1/1/95 and ending 12/31/97. Messrs. Brandon, Daberko, Robertson, Boyd and Glaser were each awarded the opportunity to participate in the next three year cycle. Payouts occur only at the end of the cycle. (See page 32)

(3) The payout is based on the Corporation's total return to its stockholders over a three year period as compared to the total return to stockholders of a peer group of high performing banking companies. Payouts are made on a basis of a percentage of the average base pay for the three year period for each participant. (See page 32)

(4) The Corporation's current policy requires each executive officer to retire no later than the month of such officer's 65th birthday. Consequently, Mr.
    Brandon will be required to retire no later than September 30, 1996 and he will pursuant to the provisions of the Plan, be entitled to receive a maximum payout of 58.33%. (See Section 6.1 of the Plan on page B-6).
- - --------------------------------------------------------------------------------

REPORT OF COMPENSATION AND ORGANIZATION COMMITTEE

  The Corporation believes that its stockholders should be provided information about executive compensation that is easily understood and consistent with the Securities and Exchange Commission's proxy rules on executive compensation.

  The information provided is intended to enable stockholders to fully understand the cash, performance based and equity based compensation programs for executives. The Corporation welcomes stockholder comments or suggestions on whether the disclosure objectives have been met. Please send any comments to the Corporate Secretary, National City Corporation, 1900 East Ninth Street, Cleveland, Ohio 44114.

COMPENSATION PHILOSOPHY

  The Corporation is committed to aligning compensation strategy with overall business objectives. The performance of the Corporation's employees in delivering quality products and service will be what differentiates the Corporation from its competitors. The Corporation is committed to the development of its employees and to providing compensation which is competitive with the mid-range of its peer group and local markets and which is commensurate with individual contribution and performance.

  The Corporation promotes equity ownership as reinforcement of corporate success and attention to shareholder value. At the executive level, a significant percent of total compensation is based on the achievement of both corporate and individual performance goals. As the Corporation focuses its compensation strategy toward variable pay, the total cost of compensation will become more closely aligned with the success of the Corporation.

  The Corporation offers a competitive benefit program that provides the opportunity to plan for both short and long-term financial security.

EXECUTIVE COMPENSATION PRINCIPLES

  The following principles provide the cornerstone for the executive compensation programs of the Corporation:

  - Focus on total compensation in determining total and individual competitiveness.

  - Provide rewards for long-term strategic management and promote the concept of equity ownership as reinforcement of corporate success and attention to stockholder value.

  - Place significant compensation at risk based on the attainment of both corporate and individual performance goals.

  - Attract and retain key executives critical to the long-term success of the Corporation.

  The Corporation believes that it is in the best interest of shareholders to retain as much flexibility as possible, now and in the future, with respect to the design and payment of compensation to executive officers. The Corporation does, however, recognize the constraints imposed on this flexibility by Section 162(m) of the Internal Revenue Code which disallows a tax deduction for compensation it pays in excess of $1,000,000 to key executives. The Corporation's compensation plans are currently structured in such a manner that it is unlikely the cash compensation paid to any executive officer in any year will exceed this $1,000,000 cap.

PEER GROUP AND INDIVIDUAL PERFORMANCE COMPARISONS

  The Corporation's compensation package is designed to be competitive with those levels of compensation offered by the Corporation's peer group companies and to motivate and reward individual and corporate performance. The Corporation believes that executive compensation should be driven by the attainment of aggressive business goals. These goals are based on annual and three year plan cycles. Appropriate peer group comparative measures are established to regularly assess the

Corporation's results against industry performance standards. As a result, above average executive compensation levels can only be attained by meeting individual goals and achieving a corporate goal with an above average ranking against the peer group.

  Total executive compensation is primarily based on four components: (1) base pay, (2) short-term incentive pay, (3) long-term cash incentive pay and (4) stock option grants.

  The Corporation establishes a salary range for each executive officer by assessing equivalent positions at peer group companies (60% weight) and by its own internal equivalency test which reviews comparable positions across our multi-bank organizational structure (40% weight). The Corporation targets its executive officer's base pay at the mid-range of salaries paid for those equivalent positions at peer group companies. An individual officers salary can vary within the Corporations's established range based upon performance, experience and long term potential. Performance and experience are of relative equal weight and represent the primary basis for salary adjustment decisions.

  The Corporation's Short-Term Incentive Compensation Plan for Senior Officers focuses on both individual and corporate performance over a one year period. Corporate performance is measured against the peer group of companies and takes into consideration various financial indices. (See page 33 for more details on the short-term plan). This year the financial indices used and the weighting were: (1) return on equity (33%), (2) return on assets (17%), (3) overhead ratio (17%) and (4) percentage of change in earnings per share (33%). Individual performance is measured against pre-established goals which are set at the beginning of each year. For participants in the Plan, the payouts under the short-term plan range from 0% to 85% of base pay for the Chief Executive Officer, 0% to 75% of base pay for the President or the Deputy Chairman, 0% to 70% of base pay for any executive officer of the Corporation or its major subsidiaries and 0% to 55% of base pay for any senior officer of the Corporation or its major subsidiaries. The Corporation ranked sixth out of 16 banks in the peer group based on the four financial indices and their respective weights listed above and the payment for the corporate performance portion of the short term plan was equal to 75% of the maximum award.

  The Corporation's Long-Term Incentive Compensation Plan for Senior Officers provides compensation based on the total return to shareholders of the Corporation over a three-year period as compared to the total return to shareholders over the same period for a peer group of companies. For participants in the Plan, awards can range from 0% to 100% of base pay for the CEO of the Corporation, 0% to 80% of base pay for the President or the Deputy Chairman of the Corporation, 0% to 60% of base pay for any executive officer of the Corporation or any of its major subsidiaries, and 0% to 40% of base pay for senior officers of the Corporation or any of its subsidiaries. (See pages 17 and 32 for more details on the long-term plan.) The Corporation ranked second out of 16 banks in the peer group in total return to shareholders for the 1992-1994 period and the payout was equal to 95% of the maximum award.

  Stock options are viewed as an important long-term incentive component to total Compensation. Each salary grade has a target and maximum number of shares which may be subject to an option awarded to an individual in that salary grade. The target and maximum for any salary grade is based on the midpoint of the range for that salary grade and the number of options awarded may vary based on both the individuals performance and his long term potential. Of the two, performance is more heavily weighted.

  The peer group companies are all included in the KBW 50 index used in the performance chart on page 30 and, as a group, have outperformed the KBW 50. The Corporation believes it is important that the peer group it compares itself to consists of the better performing banks.

REVIEW OF COMPANY PERFORMANCE

  The Corporation's 1994 net income was a record $429 million, compared with $404 million in 1993. Earnings per common share increased 12 percent to $2.70, also a record. The higher earnings were a direct result of excellent asset quality, loan growth, active capital management, proper management of interest rate risk and tight control of overhead expenses.

  Return on average assets, a key performance measure for the banking industry, was 1.40 percent, unchanged from 1993. Return on average common equity rose to
17.06 percent, up from 16.12 percent in 1993.

  The combination of a solid capital base and strong earnings has enabled the Corporation to conduct a number of successful stock repurchase programs in 1993 and 1994. The quarterly dividend was increased in January 1995 to $.32 per share, following two dividend increases each in 1993 and 1994. Total return of the Corporation's common stock, assuming reinvestment of dividends, has significantly outperformed the Standard & Poor's 500 Index over the past 20 years -- an average of 17.1% per year, versus 14.5% for the S&P 500.

THE COMPENSATION AND ORGANIZATION COMMITTEE'S REVIEW OF CEO COMPENSATION

  The Corporation's executive compensation program is based on corporate and individual performance and places a significant portion of an executive's compensation at risk if these goals are not attained. In addition, the program rewards long term strategic management by using compensation vehicles which promote equity ownership and emphasize attention to stockholder value.

  The Corporation's financial performance over the last 3 years has produced fluctuations in Mr. Brandon's total compensation. In 1991 his total cash compensation was 20% lower than his 1990 cash compensation. In 1992, his cash compensation was approximately 31% higher than 1991. In 1993 his total cash compensation was nearly 12% lower than 1992. In 1994 his total compensation is approximately 68% higher than 1993. The higher level of his 1994 total compensation can be attributed specifically to the award being paid from the NCC Long-Term Incentive Plan which covered the three year period 1992-1994. Long-Term Incentive Plan awards are based solely on total stockholder return as compared to the total stockholder return of a selected peer group of financial institutions.

  The CEO's annual adjustment to salary is determined by comparison to CEO salaries of other financial institutions in the peer group, by reviewing his performance throughout the year and by assessing the level of experience he brings to the position. Mr. Brandon's short-term goals were based upon the growth of the Corporation, improved Corporate performance, total shareholder return and establishment of a management structure suitable to both current and future leadership needs. During 1994, all short-term goals were met or exceeded. Mr. Brandon has been an employee of the Corporation for 38 years and has served as its Chairman of the Board and Chief Executive Officer for the previous eight years. After the 1994 adjustment, Mr. Brandon's annual salary was within the mid-range of the CEO salaries paid by the peer group companies.

  Short-Term Incentive Plan awards for executive officers are performance based and are determined by comparing NCC's relative performance against a peer group of financial institutions. The award is based on the combination of corporate and individual performance. The components on which Mr. Brandon's award is based on are 90% corporate and 10% individual. The 1994 corporate award for Mr. Brandon was $401,625. The Committee reviewed Mr. Brandon's pre-established individual performance goals and approved an award of $60,000.

  Stock options are another key element of total compensation. Equity based compensation produces a long-term link between the results achieved for stockholders and the rewards provided to key executive officers. Each year, the Committee reviews competitive peer group data and individual performance to determine the level of equity-based awards to be granted to key executives. As Mr. Brandon met or exceeded all of his 1994 short-term goals and, the Corporation experienced record net income, earnings per common share increased, and return on average common equity rose, he received options in 1994 to purchase 90,000 shares of Common Stock with an exercise price of $26.50 per share. This option award was within the mid-range of the option awards made to Chief Executive Officers at the peer group companies. The Committee does not consider the number of options held by Mr. Brandon in making this award except for assuring the plans are not exceeded.

COMPENSATION AND ORGANIZATION COMMITTEE

John G. Breen, Chairman
Joseph H. Lemieux
Burnell R. Roberts
Stephen A. Stitle

                         STOCKHOLDER RETURN PERFORMANCE

  Set forth below is a line graph comparing the five year cumulative total return of the Corporation's common stock, assuming reinvestment of dividends, with that of the Standard & Poor's 500 Index ("S&P 500") and the KBW 50 Total Return Index ("KBW 50"). The KBW 50 is a market-capitalization-weighted bank stock index developed and published by Keefe, Bruyette & Woods, Inc., a nationally recognized brokerage and investment banking firm specializing in bank stocks. The index is made up of 50 of the nation's most important banking companies and is meant to be representative of the performance of the nation's large banks.

                              5 YEAR TOTAL RETURN
                                 12/89 - 12/94
                        NCC VS. KBW 50 INDEX AND S&P 500

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)             NCC           S&P 500        KBW INDEX
- - ------------------------------------------------------------------------------
1989                                 100.0           100.0           100.0
1990                                  84.8            96.7            71.8
1991                                 106.6           126.1           113.7
1992                                 148.3           135.6           144.8
1993                                 152.6           149.2           152.9
1994                                 168.5           151.1           144.8

DESCRIPTION OF CORPORATION'S BENEFIT PLANS

  SAVINGS PLAN. The National City Savings and Investment Plan (the "Savings Plan") is a qualified salary reduction profit-sharing plan within the meaning of
Section 401(k) of the Code. Under the Savings Plan as amended, all eligible employees (generally, an eligible employee is one who has completed one year of continuous service, is 21 years of age or older and has completed 1,000 hours of service) of the Corporation and its adopting subsidiaries may participate in the Savings Plan by directing their employers to make Salary Reduction Contributions (as defined in the Savings Plan) to the Savings Plan Trust (the "Trust") for their accounts and to reduce their compensation by an equal amount. Contributions may be directed in any whole percentage between 1% and 10% of the employee's base compensation. The employers also make contributions to the Trust ("Employer Matching Contributions") in an amount equal to the Employer Matching Contribution Percentage then in effect (the Employer Matching Contribution Percentage is currently an amount equal to 100% of the first 3% of the employee's pay contributed as a Salary Reduction Contribution, plus 50% of the next 4% of the employee's pay similarly contributed as a Salary Reduction Contribution, with no further Employer Matching Contribution for any additional pay contributed as a Salary Reduction Contribution). Amounts contributed pursuant to the Savings Plan may be invested in certain investment choices. Salary Reduction Contributions and Employer Matching Contributions are fully vested at all times.

  The Savings Plan has a profit-sharing feature based upon the Corporation's profitability, as measured by the percentage return on common equity ("ROE") from year to year. The profit-sharing contribution is in addition to the regular Employer Matching Contributions described above. The additional amount of this profit-sharing contribution in any year depends on the Corporation's ROE for that year and ranges, in five cent increments from no additional contribution if a minimum ROE of 12% is not attained to a maximum of 50 cents for each $1.00 of an individual's Salary Reduction Contributions for the year if the Corporation's ROE is equal to or greater than 18.5%. In 1994, the Corporation's ROE was 17.06% which resulted in the Corporation contributing 35 cents for each $1.00 of an individual's Salary Reduction Contribution as a profit-sharing contribution for the year 1994.

  EXECUTIVE PLAN. Effective January 1, 1989, the Corporation adopted the National City Executive Savings Plan (the "Executive Plan"), in the form of a non-qualified salary reduction profit-sharing plan, similar to the Savings Plan. The Executive Plan is to supplement the Savings Plan with respect to employee Salary Reduction Contributions and the attendant Employer Matching Contributions which by reason of an individual's annual compensation would not be otherwise allowed because of the annual maximum limit of the Internal Revenue Code or because of the application, under the Internal Revenue Code, of actual deferral percentage testing against prohibited excessive deferrals by highly compensated employees. The Executive Plan is substantially similar to the Savings Plan as to amounts of employee Salary Reduction Contributions and Employer Matching Contributions.

  Participants in the Executive Plan are limited to those key officers of the Corporation or its subsidiaries who may be designated from time to time by the Compensation and Organization Committee of the Board of Directors. The benefits of the Executive Plan are without regard to any limitation imposed by the Internal Revenue Code, or any other applicable law limiting the amount payable under a qualified plan (such as the Savings Plan), and represent unfunded general obligations of the Corporation. Portions of such benefits are subject to certain provisions for forfeiture as set forth in the Executive Plan.

  Directors of the Corporation or its subsidiaries who are not also employees of the Corporation or its subsidiaries are not eligible to participate in the Savings Plan or the Executive Plan.

  LONG TERM PLAN. The National City Long Term Incentive Compensation Plan for Senior Officers focuses upon providing superior returns to stockholders of the Corporation and measures the Corporation's total return to its stockholders against the total returns to stockholders of a peer group of high performing banking companies to their stockholders. The measurement of total return includes dividends paid plus changes in the market value of the Corporation's Common Stock. The measurement over a three-year period is intended to focus on the long term performance of the Corporation linking senior management's compensation to the total returns experienced by the stockholders during the period.

  Each year begins a new three-year cycle. The awards can range up to 100% of an individual participant's average annual base salary during the cycle for the Chief Executive Officer of the Corporation, and up to a lesser percentage for other senior executive officers selected to participate under the Long Term Plan. The amount of the award earned is dependent upon the total stockholder return during the cycle in comparison with the total stockholder return of the peer group. The peer group is established prior to the beginning of the cycle by the Compensation and Organization Committee. The banking companies in the peer group at this time are all included in the KBW 50 index used in the performance chart on page 30 and, as a group, have outperformed the KBW 50. The Corporation believes it is important that the peer group it compares itself to consists of the better performing banking companies. No awards under the Long Term Plan were paid prior to the end of the first cycle, December 31, 1990.

  Amounts awarded under the Long Term Plan may be in cash, in unfunded future benefits or a combination thereof. With the exception of a cash award, awards are not funded, but simply remain contractual liabilities of the Corporation and are subject to payment upon the recipient's termination of employment with the Corporation or its subsidiaries. Generally, these unfunded benefits, together with earnings thereon, are payable to the former officer, his beneficiary or his estate on an installment basis over 10 years. Unfunded future benefits awards are considered as invested in the funds described in the Savings Plan or as directed by the recipient from time to time in the equivalent of a savings account and are subject to the gains or losses on those investments.

  In the event of a change in control of the Corporation, the Long Term Plan provides that all the performance cycles shall terminate. The Long Term Plan provides that if such change in control occurs, then each of the three-year performance cycles then existing shall terminate as of the date of change in control, the Corporation's stockholder total return during each of the abbreviated performance cycles shall be deemed to have reached that level at which the participant in the Long Term Plan would be entitled to be awarded his or her maximum award, and the award for each cycle shall be apportioned based upon the number of full months from the beginning of the performance cycle to the premature cycle termination date divided by 36. In adopting this plan, it was felt this termination was appropriate in that those individuals previously charged with providing superior total returns to the stockholders of the Corporation would no longer be in the same position to guide the affairs of the Corporation as they were prior to the event constituting a change in control and, furthermore, following such a change in control no further performance comparisons could be made.

  Directors of the Corporation or its subsidiaries who are not also employees of the Corporation or its subsidiaries are not eligible to participate in the Long Term Plan.

  SHORT TERM COMPENSATION PLAN. The National City Short Term Incentive Plan for Senior Officers, as amended (the "Short Term Plan") focuses on the short term goals achieved by the individual participant. Under this plan, awards can be granted to any senior officer of the Corporation, or to other officers of the Corporation or its subsidiaries as may be designated from time to time by the Compensation and Organization Committee. Each participant in the Short Term Plan is evaluated annually with respect to performance on approved objectives. Awards are based on individual results and can range from 0% to 33% of the recipient's base salary in effect at the close of the year for which the evaluation is made. Awards under this plan are paid or credited no later than the end of first quarter of the following year.

  Amounts awarded under the Short Term Plan may be in cash, in unfunded future benefits or a combination thereof. With the exception of a cash award, awards are not funded, but simply remain contractual liabilities of the Corporation and are subject to payment upon the recipient's termination of employment with the Corporation and its subsidiaries. Generally, these unfunded benefits, together with earnings thereon, are payable to the former officer or his beneficiary or his estate on an installment basis over 10 years. Unfunded future benefits awards are considered as invested as directed by the recipient from time to time, in funds described in the Savings Plan (See page 31) or in the equivalent of a savings account and are subject to the gains or losses on those investments.

  In the event of a change in control, the Short Term Plan provides that each participant will be paid at the effective time of the change in control the maximum benefit the participant is entitled to receive under the Short Term Plan.

  Directors of the Corporation or its subsidiaries who are not also employees of the Corporation or its subsidiaries are not eligible to receive benefits under the Short Term Plan.

  ANNUAL CORPORATE PERFORMANCE PLAN. The National City Annual Corporate Performance Incentive Plan (the "Annual Performance Plan") focuses on the annual operating results achieved by the Corporation. Under this plan, awards can be granted to any senior officer of the Corporation, or to other officers of the Corporation or its subsidiaries as may be designated from time to time by the Compensation and Organization Committee. The Corporation's financial performance is currently measured in comparison with the financial performance of other high performing banking companies, weighted as follows: return on equity (33%), return on assets (17%), overhead ratio (17%) and percentage change in earnings per share (33%). The high performing banks in the peer group are all included in the KBW 50 index used in the performance chart on page 30 and, as a group, have outperformed the KBW 50. The Corporation believes it important that the peer group it compares itself to consists of the better performing banks. Awards are based on the corporate results and can range from 0% to 76.5% of the recipient's base salary in effect at the close of the year for which the evaluation is made. Awards under this plan are paid or credited no later than the end of first quarter of the following year.

  Amounts awarded under the Annual Performance Plan may be in cash, in unfunded future benefits or a combination thereof. With the exception of a cash award, awards are not funded, but simply remain contractual liabilities of the Corporation and are subject to payment upon the recipient's termination of employment with the Corporation and its subsidiaries. Generally, these unfunded benefits, together with earnings thereon, are payable to the former officer or his beneficiary or his estate on an installment basis over 10 years. Unfunded future benefits awards are considered as invested as directed by the recipient from time to time, in funds described in the Savings Plan or in the equivalent of a savings account and are subject to the gains or losses on those investments.

  In the event of a change in control, the Annual Performance Plan provides that each participant will be paid at the effective time of the change in control the maximum benefit the participant is entitled to receive under the Annual Performance Plan.

  Directors of the Corporation or its subsidiaries who are not also employees of the Corporation or its subsidiaries are not eligible to receive benefits.

  STOCK OPTION PLANS. The Corporation has in effect the Amended and Restated 1973 Stock Option Plan, as amended, the 1984 Stock Option Plan, as amended, the 1989 Stock Option Plan and the 1993 Stock Option Plan. No options have been granted since July, 1987 under the 1973 Plan and no further options will be granted under the 1973 Plan. Each of the four stock option plans (hereinafter referred to jointly as the "Stock Option Plans") have substantially similar provisions and generally provide for the granting of options to purchase shares of the Corporation's Common Stock, the options being either non-qualified options or options which are intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code. The Stock Option Plans also provide for the granting of Appreciation Rights, but only in tandem with stock options previously granted or contemporaneously being granted. Under the Stock Option Plans, no options may be granted at less than 100% of the market value of the Corporation Common on the date of the grant of the option. Stock option awards are based on current individual performance. Previous awards are not considered except for assuring the plan maximums are not exceeded.

  Directors of the Corporation or its subsidiaries who are not also employees of the Corporation or its subsidiaries are not eligible to receive options under the Stock Option Plans.

  RESTRICTED STOCK PLAN. The Corporation has in effect the National City Corporation Amended and Second Restated 1991 Restricted Stock Plan (the "Restricted Stock Plan"). The purpose of the Restricted Stock Plan is to provide alternative means of compensation and to promote the long term profitability and success of the Corporation by providing equity interests and equity based incentives in the Corporation to key employees and members of the Board of Directors of the Corporation.

  The Restricted Stock Plan is administered by the Compensation and Organization Committee of the Board of Directors of the Corporation.

  Restricted Stock is granted to Executive Officers only as a method of offsetting the liability of a portion of their Supplemental Retirement Benefits with the restrictions being lifted at retirement. Grants are based on the present value of accrued supplemental benefits.

  Other employees, who do not receive stock option grants and who have been identified by their managers as high potential employees have been awarded restricted stock grants. The restrictions on grants to high potential employees lapse on the fourth anniversary of the grant.

  Generally, the Restricted Stock Plan provides for the granting of shares of the Corporation Common Stock ("Restricted Stock") to a recipient and restricting that recipient's rights to transfer the shares for a specific period of time. During that restricted period, those shares are subject to substantial risk of forfeiture. To the extent the recipient forfeits his interest in the Restricted Stock, he or she will have no rights in the Restricted Stock forfeited.

  The total amount of Restricted Stock which may be awarded under the Restricted Stock Plan is 1,000,000 shares of which no more than 150,000 shares may be awarded in the aggregate to any one individual. Under the Restricted Stock Plan, awards of Restricted Stock may be made to any regular employee of the Corporation (including employees who are members of the Board of Directors) or any of its subsidiaries ("Employee Awards") and to the directors of the Corporation who are not employees of the Corporation or its subsidiaries ("Director Awards").

  The Restricted Stock Plan contemplates that the Compensation and Organization Committee may award Restricted Stock to the employees of the Corporation and the Corporation's subsidiaries subject to the following restrictions: (a) all awards are to be made subject to transfer restrictions which are set by the Compensation and Organization Committee, and such restrictions must last at least six months from the date of the award, and (b) all awards of Restricted Stock shall be subject to the award agreement entered into between the Corporation and the employee receiving the award (such agreements may differ from employee to employee and from award to award).

  Other than directors who also are officers of the Corporation, each individual who was elected to the Board of Directors of the Corporation on April 22, 1991, the date when the Restricted Stock Plan became effective, was awarded 500 shares of Restricted Stock, and each individual who is first elected or appointed to the Board of Director will be, awarded 1000 (500 shares adjusted for the July 1993 100% stock dividend) shares of Restricted Stock subject to transfer restrictions. In addition, each year in which an individual is re-elected or re-appointed as a director of the Corporation, such individual is to be awarded an additional 200 shares of Restricted Stock. The restrictions on the Director Awards do not expire until the earlier of the individual director's death, disability or nine months after the date of the award.

  The Restricted Stock Plan provides that upon a change in control of the Corporation (as defined in the Restricted Stock Plan), all Restricted Stock Plan restrictions will lapse and be of no further force or effect and that the Corporation shall cause all outstanding Restricted Stock held under the Restricted Stock Plan to be exchanged for shares of the Corporation Common Stock free of any Restricted Stock Plan legends or restrictions.

  Various individuals who are participants in the Supplemental Plan (as defined below) and agreed to waive certain rights to receive benefits under the Supplemental Plan were granted various amounts of

Restricted Stock. The restrictions on the awards granted to these individuals do not lapse until such time as they would qualify to receive retirement benefits under the Supplemental Plan.

  SEVERANCE AGREEMENTS. National City Corporation recognizes that, as is the case at most companies, the possibility of a change in control exists. Accordingly, the Corporation desires to assure itself of both present and future continuity of management and wishes to ensure that its senior executive officers and other key employees ("Executives") continue to remain in the employ of the Corporation by entering into severance pay agreements with certain Executives of the Corporation. The severance agreements were entered into upon the recommendation of the Compensation and Organization Committee and the forms of the agreement were approved by the Board of Directors at its December 19, 1994 meeting. The agreements become immediately operative upon a change in control.

  The severance agreements provide that upon termination of employment with the Corporation, a subsidiary, or a successor to the Corporation within three years following a change in control, unless the termination is because of death, permanent disability, or cause, the Executive will be entitled to severance compensation. The severance agreements also provide that following a change in control, the Executive may terminate his own employment with the Corporation or a subsidiary with the right to severance compensation during the period commencing with the occurrence of the change in control and continuing until the earliest of (i) the third anniversary of the occurrence of the change in control, (ii) death, or (iii) attainment of age sixty-five and upon the occurrence of one or more certain additional events.

  The severance compensation will be a lump sum payment in an amount equal to three times the sum of (i) base pay at the highest rate in effect for any period prior to the termination date plus (ii) incentive pay in an amount equal to not less than the highest aggregate annual bonus, incentive or other payments of cash compensation made or to be made in regard to services rendered in any calendar year in which the change in control occurs. For thirty-six months following the termination, the Corporation will arrange to provide the Executive with employee benefits that are welfare benefits substantially similar to those which the Executive was receiving or was entitled to receive immediately prior to the termination date and such thirty-six month period will be considered service with the Corporation for the purpose of determining service credits and benefits due and payable under the Corporation's various retirement benefit plans.

  For sixteen Executives, the severance agreements also provide that in the event of a change in control, the Executive may terminate his employment with the Corporation or any subsidiary for any reason during the thirty-day period immediately following the first anniversary of the first occurrence of a change in control without cause with the right to severance compensation.

  The Corporation has agreed to bear the expense of any and all legal fees incurred by any Executive associated with the interpretation, enforcement, or defense of his rights under the severance agreements.

  RETIREMENT PLANS. The National City Non-Contributory Retirement Plan (the "Retirement Plan") is a qualified, non-contributory defined benefit plan, and the pension trust is tax exempt under the Internal Revenue Code. The Retirement Plan presently covers all regular employees of the Corporation and those subsidiaries of the Corporation that have adopted the Retirement Plan when such employees have completed 1,000 hours of service in a 12-month period (normally the first 12 months of employment), provided they have attained age 21.

  Upon reaching the normal retirement age of 65, with five years of vesting service, each participant in the Retirement Plan generally is entitled to receive monthly for life a basic benefit (less certain deductions specified in the Retirement Plan) based upon the participant's highest average annual base compensation for any 60 consecutive months of active employment during the last 120 months preceding retirement ("Final Average Earnings"). The annual basic benefit shall be equal to the sum of (a) 1 1/4% times the employee's Final Average Earnings not in excess of "Covered Compensation" plus (b) 1 3/4% times the employee's Final Average Earnings in excess of "Covered Compensation," and such sum multiplied by the number of years of benefit service, but not more than 35 years. "Covered Compensation," which is computed pursuant to government regulations, generally is based upon the average of the wage base covered by Social Security, upon the employee's date of birth and upon an assumed 35-year work experience. Participant's "base compensation" is defined by the Retirement Plan to mean generally the salary and wages paid to such participant, excluding overtime, bonuses, commissions and other similar forms of remuneration. The Code places limits on the amount of annual benefits which may be paid to any participant by the pension trust of the Retirement Plan.

  The Retirement Plan also provides for optional early retirement at a reduced benefit at any time after a participant attains age 55 with at least 10 years of benefit service. The amount of the reduction of the benefit is determined by a formula dependent upon the age at which the participant elects to begin to receive benefits. If a participant has more than 20 years of vesting service, the participant may elect to retire at 62 and start receiving unreduced pension benefits.

  The Corporation adopted a supplemental retirement plan ("Supplemental Plan") to supplement the pension payments under the Retirement Plan for those certain senior officers of the Corporation and its subsidiaries who may be designated from time to time by the Compensation and Organization Committee. Payments under the Supplemental Plan are paid from the general revenues of the Corporation and have no effect on the existing pension trust fund.

  The Supplemental Plan's purpose is to augment an individual's income from Social Security and pension payments the individual is entitled to receive upon retirement. The amount of the Supplemental Plan benefit for any covered individual will be the amount of the individual's retirement benefit determined under the Retirement Plan, but determined (a) without regard to the limitations on such benefits contained in the Internal Revenue Code, and (b) by adding to the individual's highest average base compensation the average of the amounts (if any) of the individual's five largest (not necessarily consecutive) awards under the Short Term Plan during the 10 calendar years completed prior to retirement, less the sum of (i) amounts payable to the individual under the Retirement Plan, plus (ii) amounts payable to the individual under any corporate program which is deemed to be another offset program to the Supplemental Plan, as determined by the Compensation and Organization Committee of the Board of Directors. The amount of the Supplemental Plan benefit may, in the discretion of such Committee, be paid to the individual in a lump sum.

  The Supplemental Plan also provides supplemental disability benefits and supplemental surviving spouse benefits. All benefits under the Supplemental Plan are computed on the basis of the individual's retirement at age 65 (or age 62 if he has 20 years of vesting service), and if an individual otherwise entitled to receive benefits under the Supplemental Plan retires prior to attaining said age, Supplemental Plan benefits will be payable only if the Compensation and Organization Committee approves such early retirement, and any such benefit will be reduced in the same manner as pension payments are reduced under the Retirement Plan, subject however to such reduction being waived by that Committee.

  In the event of a change in control of the Corporation, the Supplemental Plan provides for the vesting of all accrued benefits.

- - ---------------------------------------------------------------------------------------------------------------------

                               PENSION PLAN TABLE

                                                        YEARS OF BENEFIT SERVICE
   AVERAGE BASE     -------------------------------------------------------------------------------------------------
   COMPENSATION       10 YEARS         15 YEARS         20 YEARS         25 YEARS         30 YEARS         35 YEARS
- - ---------------------------------------------------------------------------------------------------------------------
    $   25,000             3,125            4,687            6,250            7,812            9,375           10,937
        50,000             7,455           11,182           14,909           18,636           22,363           26,090
       100,000            16,205           24,307           32,410           40,512           48,614           56,717
       200,000            33,704           50,557           67,409           84,261          101,113          117,965
       400,000            68,705          103,057          137,410          171,762          206,114          240,467
       600,000           103,705          155,558          207,410          259,263          311,116          362,968
       800,000           138,704          208,057          277,409          346,761          416,113          485,465
     1,000,000           173,705          260,557          347,410          434,262          521,114          607,967
     1,200,000           208,705          313,058          417,410          521,763          626,116          730,468

- - ---------------------------------------------------------------------------------------------------------------------

Retirement benefits above the defined benefit maximum of $150,000 in 1995 are paid to those officers who are participating through a nonqualified Supplemental
Executive Retirement Plan.
- - ---------------------------------------------------------------------------------------------------------------------

  Assuming retirement at age 65 under the Retirement Plan, the number of years of benefit service under both the Retirement Plan and the Supplemental Plan for the five individuals named in the Cash Compensation Table would be: Edward B. Brandon, 35 years; David A. Daberko, 35 years; William R. Robertson, 35 years; Morton Boyd, 12 years; and Gary A. Glaser, 35 years.

  First Kentucky National Corporation, acquired by the Corporation in 1988, had a defined contribution retirement plan unlike the Corporation's Retirement Plan which is a defined benefit plan. The years shown for Mr. Boyd only relate to benefit service under the Retirement Plan and the Supplemental Plan. Mr. Boyd, upon retirement, is entitled to receive benefits under the First Kentucky National Corporation defined contribution retirement plan in addition to those under the Retirement Plan and Supplemental Plan, subject to offsets as set forth in the Plans. After First Kentucky National Corporation was acquired by the Corporation, no further amounts have been accrued for any employee under the former First Kentucky National Corporation's defined contribution retirement plan.

  The tabulation above shows total estimated annual retirement benefits payable to employees under the Retirement Plan (without regard to any provision contained in the Retirement Plan pursuant to the Internal Revenue Code or other applicable law limiting the annual amount payable under the Retirement Plan) and under the Supplemental Plan.

TRANSACTIONS WITH MANAGEMENT

  Certain of the Corporation's directors, executive officers and associates of directors or executive officers were customers of or had various transactions with the Corporation and its subsidiaries in the ordinary course of business in 1994. These transactions cover a wide range of banking and trust services, both personal and corporate. Without exception, all services were provided to the directors, executive officers and their associates at market rates consistent with published fee schedules. Similar additional transactions may be expected to take place in the ordinary course of business in the future. Although various laws and regulations governing the Corporation and its subsidiaries allow the Corporation and its subsidiaries to make loans to a limited extent to its executive officers, all loans and loan commitments and sales of commercial paper involving executive officers, directors or their affiliates were made on substantially the same terms, including interest rates and collateral, as those prevailing at that time for comparable transactions with other persons and, did not involve more than the normal risk of collectibility or other unfavorable features.

STOCKHOLDER PROPOSALS

  Holders of the Corporation's Common Stock who wish to make a proposal to be included in the Corporation's Proxy Statement and Proxy for the Corporation's 1996 Annual Meeting of Stockholders which, unless changed, is scheduled to be held on April 22, 1996, in Cleveland, Ohio must cause such proposal to be received by the Corporation at its principal office not later than November 7, 1995. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal, the number of shares of Common Stock owned, and the dates those shares were acquired by the stockholder. If the proponent is not a stockholder of record, proof of beneficial ownership should also be submitted. The proponent should also state his intention to appear at the 1996 Annual Meeting, either in person or by representative, to present the proposal. The proxy rules of the Securities and Exchange Commission govern the content and form of stockholder proposals and the minimum stockholding requirement. All proposals must be a proper subject for action at the 1996 Annual Meeting.

VOTING

  A quorum is required for the transaction of business by stockholders at the meeting. The election of directors, the approval of the National City Corporation Annual Corporate Performance Incentive Plan, the approval of the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers and the approval of the selection of Ernst & Young LLP as independent auditors for 1995, require the affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy and entitled to vote at the 1995 Annual Meeting. Abstentions are counted for the purposes of determining the number of shares which are present in person or represented by proxy at the meeting. Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of a proposal. Shares not voted on proxies returned by brokers are not counted for the purposes of determining the number of shares present in person or represented by proxy at the meeting and will have no impact on the election of directors, the approval of the National City Corporation Annual Corporate Performance Incentive Plan, the approval of the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers and the selection of independent auditors.

GENERAL

  The costs of solicitation of proxies will be borne by the Corporation. In addition to using the mails, proxies may be solicited by personal interview, telephone, and wire; and it is anticipated that banks and brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward their proxy soliciting material to their principals and to obtain authorizations for the executions of proxies. Officers and regular employees of the Corporation or its subsidiaries, acting on its behalf, may solicit proxies personally or by telephone or wire. The Corporation has retained Corporate Investor Communications, Inc. ("CIC") to assist in such solicitation. The fee of CIC is estimated not to exceed $6,500, plus reasonable out-of-pocket costs and expenses. The Corporation does not expect to pay any other compensation for the solicitation of proxies, but may, upon request, pay the standard charges and expenses of banks, brokerage houses, and other institutions, nominees, and fiduciaries for forwarding proxy materials to and obtaining proxies from their principals. However, no such payment will be made to any of the Corporation's subsidiaries acting through their nominees or acting as a fiduciary.

  Management is not aware of any matter which may be presented for action at the Annual Meeting other than the matters herein set forth. If any other matters come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

By Order of the Board of Directors

DAVID L. ZOELLER
Secretary
March 8, 1995

                                                                       EXHIBIT A

                           NATIONAL CITY CORPORATION

                  ANNUAL CORPORATE PERFORMANCE INCENTIVE PLAN

                           EFFECTIVE JANUARY 1, 1995

                                   ARTICLE 1.

                            THE PLAN AND ITS PURPOSE

  1.1 ADOPTION OF PLAN. This National City Corporation Annual Corporate Performance Incentive Plan (herein referred to as the "Plan") is hereby adopted, effective January 1, 1995, to provide for the operation of the Plan on and after such date and to govern the treatment of deferrals made under this Plan.

  1.2 PURPOSE. The purpose of the Plan is to maximize the Corporation's profitability and operating success by providing an incentive to Senior Officers to achieve superior results. The Plan is designed to promote teamwork to achieve overall corporate success and to motivate individual excellence.

  1.3 OPERATION OF THE PLAN. The Plan shall be administered by the Compensation and Organization Committee of the Board of Directors of the Corporation. The Plan operates on a calendar year basis and is subject to the review, interpretation, and administration by such Committee. The Plan governs the eligibility for and amounts of incentive compensation to be awarded under the Plan. With respect to any award made under the Plan, the Plan shall serve as a non-qualified plan providing for and governing the treatment of deferred compensation at the election of the Participant and/or the Committee, as provided herein.

                                   ARTICLE 2.

                                  DEFINITIONS

  2.1 DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below, unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized.

     (a) "Award" shall mean the payment earned by a Participant based on the Corporation's actual results measured against the performance of a peer group of companies as set forth in Article 4.

     (b) "Base Salary" shall mean the annual salary of each Active Participant at the close of the Plan Cycle, exclusive of any bonuses, incentive pay, special awards, or stock options.

     (c) "Board" shall mean the Board of Directors of the Corporation.

     (d) "Change in Control" see Section 11.3.

     (e) "Committee" shall mean the Compensation and Organization Committee of the Board, or another committee appointed by the Board to serve as the administering committee of the Plan.

     (f) "Corporation" shall mean National City Corporation, a Delaware corporation.

     (g) "Disability" shall mean permanent disability as defined in the provisions of the National City Corporation Long Term Disability Plan at the commencement of the Plan Cycle with respect to which such definition is relevant.

     (h) "Early Retirement" shall have the same meaning as in the National City Non-Contributory Retirement Plan at the commencment of the Plan Cycle with respect to which such definition is relevant.

     (i) "Effective Date" see Section 11.4.

     (j) "Eligible Employee" shall mean an Employee who is employed in a position meeting the defined eligibility criteria for participation in the Plan, as set forth in Article 3.

     (k) "Employee" shall mean an individual employed by an Employer on a regular, active and full-time salaried basis.

     (l) "Employer" shall mean the Corporation or any corporation, organization or entity controlled by the Corporation.

     (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (n) "Funds" see Section 9.3.

     (o) "Implementation Date" see Section 11.5.

     (p) "Key Financial Indices" shall mean those indices frequently used by financial corporations to measure profitability and overall operating performance. These indices are: return on common equity; return on assets; overhead ratio; efficiency ratio; net interest margin; total annual return on common stock; earnings per share; and percent of change in earnings per share, as determined in accordance with generally accepted accounting principles, and as appropriately adjusted to take into account the use by different corporations of different accounting principles. With respect to any Plan Cycle the Committee shall determine, prior to the Plan Cycle, which indices are the Key Financial Indices to be used and the weighting to be given each index; thereafter, such Key Financial Indices and such weightings for such Plan Cycle shall not be changed.

     (q) "Normal Retirement" shall have the same meaning as in the National City Non-Contributory Retirement Plan at the commencement of the Plan Cycle with respect to which such definition is relevant.

     (r) "Parallel Funds" see Section 9.5.

     (s) "Participant" shall mean an Eligible Employee who is approved by the Committee for participation in the Plan. Such approval shall be on a Plan Cycle basis and shall be reviewed with respect to each new Plan Cycle.

     (t) "Peer Group" shall mean a group of comparable corporations used to measure relative performance. Such Peer Group shall be established by the Committee prior to the commencement of each Plan Cycle; thereafter, such Peer Group for such Plan Cycle shall not be changed, provided however, that one or more members of a Peer Group shall be dropped therefrom in the event of the acquisition of the Peer Group member, the acquisition of sixty-five percent or more of the gross assets of the Peer Group member or the merger of the Peer Group member with another company(ies) where the Peer Group member is not the surviving corporation.

     (u) "Plan" see Section 1.1.

     (v) "Plan Cycle" shall mean a period of a calendar year.

     (w) "SIP" shall mean the National City Savings and Investment Plan.

     (x) "Subsidiary" see paragraph 11.3(e).

     (y) "Vesting Event" means the earliest to occur of the following dates:

       (1) the date any Award is payable hereunder,

       (2) the Effective Date of a Change in Control,

       (3) the date a Participant is eligible to retire on a Normal Retirement,

       (4) the date a Participant has a Disability.

Each Participant and Beneficiary with respect to whom a Vesting Event has occurred shall be 100% vested in his or her benefits or Awards earned or accrued hereunder as of the date of such Vesting Event, subject to the forfeiture provisions of Article 10.

       (5) the date of a Participant's death.

     (z) "Voting Stock" see paragraph 11.3(e).

  2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology used herein also shall include the feminine, and the definition of any term in the singular shall include the plural.

                                   ARTICLE 3.

                         ELIGIBILITY AND PARTICIPATION

  3.1 ELIGIBILITY. Eligibility for participation in the Plan will be limited to those officers of the Corporation and its subsidiaries who, by the nature and scope of their position, play a key role in the management, growth and success of the Corporation, as determined by the Committee.

  3.2 PARTICIPATION. Participation in the Plan (including a Participant's Category) shall be determined by the Committee with respect to each Plan Cycle prior to the commencement of the Plan Cycle, and shall not thereafter be changed with respect to such Plan Cycle. The Committee may base its decision upon the recommendation of the Chief Executive Officer of National City Corporation. The Committee shall classify Senior Officers for the purposes of the Plan into the following categories:

CATEGORY                   PERSONS INCLUDED
- - -------------------------  ------------------------------------------------------------------
Category I                 Chief executive officer of the Corporation
Category II                President and deputy chairmen of the Corporation, and similar officers
Category III               Executive vice presidents of the Corporation and the chief executive officers of major subsidiaries of the Corporation, and similar officers
Category IV                Senior officers of the Corporation and executive officers of major subsidiaries, and similar officers
Categories V & VI          All other officers of the Corporation or its subsidiaries who are approved for participation in the Plan by the Committee

  Each Eligible Employee approved for participation shall be notified of the selection as soon after approval as is practicable and shall become a Participant upon acceptance by him or her of such selection.

  3.3 PARTICIPATION FOR PART OF A PLAN CYCLE; CATEGORY CHANGES DURING A PLAN CYCLE. No Participant shall participate in this Plan for a portion of a Plan Cycle and changes in a Participant's Category in mid-Plan Cycle shall not serve to change his or her Category of participation in the Plan for any Plan Cycle which shall have commenced.

  3.4 NO RIGHT TO PARTICIPATE. No Participant or Employee shall have a right at any time to be selected for current or future participation in the Plan.

                                   ARTICLE 4.

                            PERFORMANCE MEASUREMENT

  4.1 PERFORMANCE CRITERIA. Performance, for purposes of this Plan, will be measured by corporate results. Corporate results will be measured by comparing corporate performance with respect to Key Financial Indices to that of the Peer Group. Prior to the beginning of each Plan Cycle, the Committee shall establish the Peer Group, the Key Financial Indices, the weighting of the Key Financial Indices chosen, and the levels of comparative performance at which the presumed Threshhold, Target and Maximum Awards will be provided under the Plan.

  4.2 AWARD POTENTIAL. The amount of incentive compensation that shall be awarded to a Participant under this Plan shall be expressed as a percentage of Base Salary. Such percentage shall equal the percentage set forth below depending upon the attainment of Target or Maximum results:

                          PERCENT OF BASE COMPENSATION

  CATEGORY         THRESHOLD         TARGET           MAXIMUM
- - -------------    -------------    -------------    -------------
      I               0%              49.5%            76.5%
     II               0%              40  %            60  %
     III              0%              27  %            42  %
     IV               0%              14  %            22  %
      V               0%               5  %             8  %
     VI               0%               2.5%             5  %

  4.3 AWARD CALCULATION AND APPROVAL. The amount of the Award for each Participant for each Plan Cycle will be calculated as of the December 31 on which the Plan Cycle ends by applying the foregoing provisions of this Article 4 to the Corporate Results for such Plan Cycle. All such Awards may, for convenience purposes, be normally expressed as a percentage of Base Salary. Upon the close of the Plan Cycle the amounts of Awards hereunder for such Plan Cycle shall be final.

  4.4 LIMITATION. Notwithstanding any provision in this Plan to the contrary, no Award for any one Plan Cycle shall exceed $1,000,000.00.

                                   ARTICLE 5.

                               PAYMENT OF AWARDS

  5.1 FORM AND TIMING OF PAYMENT OF AWARDS. Within 90 days after the end of the Plan Cycle, the Participant shall be entitled to receive a cash payment equal to the entire amount of the Participant's Award. Except as otherwise provided for in Section 5.2, to receive an Award a Participant must be an Employee on the date on which the Plan Cycle ends. The Committee may terminate a Participant's Award prior to any Vesting Event.

  5.2  TERMINATION OF EMPLOYMENT DUE TO NORMAL RETIREMENT, DISABILITY OR
DEATH. In the event a Participant's employment is terminated during a Plan Cycle by reason of Normal Retirement, Disability or Death, the Participant shall be eligible to receive a prorated Award based on Corporate Results during the Participant's employment, provided however, that the Participant must have been a Participant in the Plan for at least three months of the Plan Cycle to be eligible to receive any Award hereunder. Such Awards will be paid within ninety
(90) days following the end of the Plan Cycle. In the event of death, the Award will be paid to the Participant's estate.

  5.3 OTHER TERMINATIONS OF EMPLOYMENT. In the event a Participant's employment is terminated during a Plan Cycle prior to a Vesting Event, the Participant's participation in a Plan Cycle shall end and the Participant shall not be entitled to any Award for such Plan Cycle.

  5.4 REQUEST TO DEFER PAYMENT; DEFERRED PAYMENTS. A Participant may elect to request to have a portion or all of his or her Award for such Plan Cycle deferred and paid out at a future date. Such request shall be considered by the Committee. The Committee may determine that some, all, or none of the Awards, or parts thereof, shall be deferred, in its discretion. Deferred amounts are subject to the provisions of Article 9.

                                   ARTICLE 6.

                             RIGHTS OF PARTICIPANTS

  6.1 EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Corporation to terminate a Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Employer.

  6.2 RESTRICTIONS ON ASSIGNMENTS. The interest of a Participant or his or her beneficiary under this Plan may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process, nor shall they be an asset in bankruptcy.

                                   ARTICLE 7.

                                 ADMINISTRATION

  ADMINISTRATION. The Plan shall be administered by the Committee in accordance with any administrative guidelines and any rules that may be established from time to time by the Committee.

  The Committee shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, and its decisions shall be binding and conclusive on all persons for all purposes.

  The Committee may name assistants who may be, but need not be, members of the Committee. Such assistants shall serve at the pleasure of the Committee, and shall perform such functions as may be assigned by the Committee.

  No member of the Committee or any assistant shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own willful misconduct or lack of good faith.

                                   ARTICLE 8.

                              REQUIREMENTS OF LAW

  8.1 LAWS GOVERNING. This Plan shall be construed in accordance with and governed by the laws of the State of Ohio.

  8.2 WITHHOLDING TAXES. The Corporation shall have the right to deduct from all payments under this Plan any federal or state taxes required by the law to be withheld with respect to such payments.

  8.3 PLAN BINDING ON CORPORATION, EMPLOYEES AND THEIR SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and each Participant and his or her beneficiaries, heirs, executors, administrators and legal representatives.

                                   ARTICLE 9.

                               DEFERRAL OF AWARDS

  9.1 ELECTION TO REQUEST DEFERRAL OF AWARD; DEFERRAL PERCENTAGE. Prior to each Plan Cycle, the Committee shall determine which Participants, if any, shall be eligible to make deferral elections under this Plan. Each Participant who is therefore eligible to elect to request deferral of a portion or all of his or her Award for such Plan Cycle shall be given the opportunity prior to such Plan Cycle to make such request. Such election and the percentage of Award requested to be deferred shall be irrevocable and fixed with respect to such Participant and such Plan Cycle from and after the December 31 of the year prior to the Plan Cycle.

  The request and determination of the portion of the Award to be deferred shall be made in terms of 10% increments of the Award.

  Promotion or demotion during a Plan Cycle shall not affect the fixed and irrevocable nature of a deferral request made prior to such Plan Cycle for such Plan Cycle.

  9.2 DEFERRAL OF AWARDS; COMMITTEE'S DECISION. Notwithstanding any request to defer none, a portion, or all of an Award hereunder submitted by a Participant pursuant to Section 9.1 above, and notwithstanding the Committee's prior determination as to the eligibility of any Participant to defer a portion or all of any Award hereunder, the Committee shall make the decision, in the case of each Participant, whether or not to defer any portion or all of any Participant's Award with respect to any Plan Cycle. Such decision shall be made in the discretion of the Committee. The Committee's discretion extends to the percentage of any Award to be deferred.

  The Committee's decision shall be final and binding on all parties. Any amount to be deferred shall not be paid to the Participant but shall be deferred as provided in this Article 9.

  9.3 ACCOUNTS. An account shall be established and maintained by the Corporation in the name of each Participant who has deferred compensation hereunder. Such accounts shall remain a part of the general liabilities of the Corporation and nothing in this Plan shall be deemed to create a trust or fund of any kind or any fiduciary relationship. Each Account shall be comprised of ten sub-accounts: (a) the "Savings Account Fund";
(b) the "NCC Stock Fund"; (c) the "Equity Fund"; (d) the "Fixed Income Fund";
(e) the "Money Market Fund"; (f) the "Capital Preservation Fund"; (g) the "Mid Cap Regional Equity Fund"; (h) the "Equity Income Fund"; (i) the "Equity Index Fund"; and (j) the "Foreign Equity Fund"; such sub-accounts jointly are herein called the "Funds".

  9.4 CREDITING TO ACCOUNTS. As of the dates of payment of cash Awards made under this Plan the amount of the Award to be deferred for each Participant under this Section 9 shall be credited to such Participant's Account, and shall correspondingly be credited to the Fund or Funds selected by the Participant.

  9.5 FUNDS. The nine Funds hereunder other than the Savings Account Fund (such nine Funds being herein called "Parallel Funds") are designed to reflect investment funds maintained in the SIP. Accordingly, each such Parallel Fund and each Participant's Account therein shall be adjusted hereunder as of the end of each month to reflect the income, gain or loss of the corresponding SIP investment fund for such month, as calculated and published on a monthly basis by the Trustee of the SIP.

  In the event the SIP no longer offers a fund corresponding to one of the Parallel Funds, the amounts which would have been deemed invested in such Parallel Fund except for this provision shall be deemed to be invested in the Savings Account Fund.

  9.6 SAVINGS ACCOUNT FUND. Amounts deferred to the Savings Account Fund shall be credited to the Participant's Account in such Fund as of the date that other Awards for such Plan Cycle are paid or would be paid, and interest shall be credited on amounts in the Participant's Account in such Fund at the end of each calendar quarter in an amount equal to interest on the average credit balance in such Account during such calendar quarter, at the highest published rate being paid by National City Bank on savings or time deposits of less than $100,000 on the last day of such quarter, regardless of maturity.

  9.7 SELECTION OF FUNDS. Each Participant (and each Beneficiary of a deceased Participant) may select the Investment Fund or Funds he or she wishes to be used hereunder for his or her account. The selection of Funds shall be made in portions of the amount deferred equal to 5% of the total of such amounts. In the event no election is made by a Participant (or Beneficiary) his or her account shall be deemed invested in and credited to the Savings Account Fund.

  Selection of Funds by Participants shall be made no later than the December 1 of the Plan Cycle for which the Award is to be made in advance of the deferral or payment of the Award; provided however, that in the event a Participant who has not requested a deferral of any part of his or her Award nevertheless has a portion thereof deferred by decision of the Committee, or otherwise, then in such event, such Participant shall immediately be given an election period of 10 days to determine appropriate investments, such period running from the date of his or her notification of his or her right to make such selection.

  9.8 NO CHANGE OF INVESTMENT FUND SELECTION PERMITTED EXCEPT WITH COMMITTEE APPROVAL. Each selection of a Fund hereunder shall be final and shall not thereafter be revised or changed, provided, however, that each Participant (or Beneficiary if the Participant is deceased) may request a change in his or her Investment Fund choice by filing such request with the Committee. Notwithstanding the foregoing, the consent of the Committee shall be necessary for any such change in investment fund choices; such consent is discretionary in the Committee and the Committee shall act upon such requests as are filed with it at the Committee's next regularly scheduled meeting.

  9.9 VESTING OF DEFERRED AMOUNTS. Amounts of Awards made and deferred under the Plan, and earnings and gains thereon, are always 100% vested.

  9.10 MANNER OF DISTRIBUTION. Except as otherwise provided herein, distributions hereunder shall take place over a period of ten years commencing on the retirement, death or other termination of employment of the Participant. The first distribution shall take place on the February 1 of the calendar year following the calendar year in which such retirement, death or other termination occurs. Succeeding payments shall be made on succeeding February 1sts.

  The amount to be distributed shall be determined by multiplying (i) the dollar value of the Participant's entire interest hereunder on the date of such installment, by (ii) a fraction, the numerator of which is one, and the denominator of which is the number of distributions remaining unpaid at such time, or by such other method as may be adopted by the Committee. The balances of each Account and each Investment Fund shall be appropriately reduced to reflect the distribution payments made. Amounts held pending distribution pursuant to this Section 9.10 shall continue to be credited with appropriate income, gains and losses as herein otherwise provided and shall be subject to investment changes as herein provided. Balances in more than one Fund shall be reduced pro-rata to reflect distributions on a pro-rata basis from each Fund.

  9.11 ACCELERATED PAYMENTS; REVISED DISTRIBUTIONS. Notwithstanding the foregoing or any Participant's request to receive a lump sum distribution, the Committee, in its sole discretion, may determine that a Participant's interest hereunder or any portion thereof shall be paid out in a lump sum. A Participant may elect, not less than twelve months prior to the date of such Participant's termination by reason of Early Retirement or Normal Retirement, to request that amounts deferred be paid out in lump sum. Such election shall be irrevocable and fixed with respect to such Participant from and after twelve months prior to the such retirement date of the Participant. The Committee's decision with respect to a lump sum distribution shall be final and binding on all parties.

  In the event the Committee determines to make a lump sum distribution, such lump sum distribution shall be paid on the next succeeding February 1st based on the Participant's Account balances as of the December 31st immediately preceding such lump sum distribution payment, or at such other times as may be determined by the Committee.

  In the case of the first distribution after the death of a Participant, the Committee may, in its discretion, provide for payment of a portion or all of the distribution prior to the February 1 after such death.

  Notwithstanding any other provision hereof, the Committee, in its discretion, may provide that distributions may be made in a lesser number of installments, but not less than 5.

  9.12 BENEFICIARY DESIGNATIONS. Each Participant, and each Beneficiary of a deceased Participant or Beneficiary hereunder, may designate, on a Beneficiary Designation form supplied by the Committee, any person or persons to whom payments are to be made if the Participant (or Beneficiary) dies before receiving payment of all amounts due hereunder. A beneficiary designation will be effective only after the signed Beneficiary Designation form is filed with an officer of the Corporation designated by the Committee for such purpose while the Participant (or Beneficiary) is alive, and will cancel all beneficiary designations signed and filed earlier. If the Participant (or Beneficiary) fails to designate a beneficiary as provided above, or if all designated beneficiaries die before the Participant or before complete payment of all amounts due hereunder, remaining unpaid distribution amounts shall be paid to the then surviving spouse of the Participant, if any, or, if there be none, in one lump sum to the estate of the last to die of the Participant or his or her designated beneficiaries, if any.

  In the event a Participant (or a Beneficiary of a deceased Participant) designates as a Beneficiary any so called "marital deduction trust" or any so called "qualified income trust", the Participant (or Beneficiary) may additionally indicate whether the dollar equivalent of the current income, during the distribution of an interest hereunder, should be distributed yearly to such Beneficiary. In the event of such an indication, such income shall be distributed at least annually.

  9.13 PARTICIPANTS RIGHTS; BENEFICIARIES RIGHTS. Except as otherwise specifically provided, neither a Participant nor any of his or her Beneficiaries has rights under this Plan. The payment of deferred compensation shall be a general, unsecured obligation of the Corporation to be paid by the Corporation from its own funds, and such payments shall not impose any obligation upon any trust fund for any tax qualified plan, be paid from any such trust fund, or have any effect whatsoever upon the SIP or the payment of benefits from the Trust Fund under the SIP. No Participant or beneficiary shall have any title to or beneficial ownership in any assets which the Corporation may earmark to pay benefits hereunder.

  9.14 NATURE OF DEFERRED COMPENSATION. The election of deferred compensation under this Plan and any setting aside by the Corporation of amounts with which to discharge its deferred obligations hereunder in a trust fund, an insurance policy, or otherwise, shall not be deemed to create a right in any person; equitable title to any funds so set aside in a trust, an insurance policy, or otherwise shall remain in the Corporation, and any recipient of benefits hereunder shall have no security or other interest in such trust, policies or funds. Any and all funds so set aside in a trust, an insurance policy or otherwise shall remain subject to the claims of the general creditors of the Corporation, present and future. This provision shall not require the Corporation to set aside any funds, but the Corporation may set aside such funds if it chooses to do so. Any amount so set aside for this Plan shall be accounted for separately and apart from any other plan of the Corporation. This Plan is intended to constitute an unfunded plan of deferred compensation described in
Section 201(2) of the Employee Retirement Income Security Act of 1974.

  9.15 DISTRIBUTIONS IN CASH. Notwithstanding any other provision of this Plan, distributions hereunder shall be made only in cash and shall be subject to withholding of applicable taxes.

  9.16 NATURE OF DEFERRED COMPENSATION PLAN. The provisions of the Plan relating to deferred compensation are fixed and final unless and until amended, revised or terminated as herein provided.

                                  ARTICLE 10.

                                  FORFEITURES

  Notwithstanding any provision in this Plan to the contrary, excepting only the provisions of Article 11, in the event the Committee finds:

     (a) that an Employee or former Employee who has an interest under this Plan has been discharged by his or her Employer in the reasonable belief (and such reasonable belief is the reason or one of the reasons for such discharge) that the Employee or former Employee did engage in fraud against the Employer or anyone else, or

     (b) that an Employee or former Employee who has an interest under this Plan has been convicted of a crime as a result of which it becomes illegal for his Employer to employ him or her,

then any amounts held under this Plan for the benefit of such Employee or former Employee or his or her beneficiaries shall be forfeited and no longer payable to such Employee or former Employee or to any person claiming by or through such Employee or former Employee.

                                  ARTICLE 11.

                               CHANGE IN CONTROL

  11.1 TREATMENT OF AWARDS. In the event of a Change in Control the Corporation shall pay to each Participant who is participating in a Plan Cycle on the Effective Date of such Change in Control, a lump sum cash payment equal to the amount hereinafter determined. Such payment shall be paid in cash to the Participant within five business days after the Implementation Date of such Change in Control and shall be payment in full to each Participant for the Plan Cycle, and such Plan Cycle shall be deemed terminated by operation of this
Article 11. No further Plan Cycles shall commence thereafter under this Plan.

  Such cash payment shall be made without regard to any request to defer made with respect to any such Plan Cycle (which shall be inoperative) and without regard to any deferral action by the Committee.

  Amounts deferred under this Plan prior to the Effective Date (by request, as required, or as decided by the Committee) shall continue to be payable from time to time under this Plan as deferred payments hereunder.

  11.2 AMOUNT OF PAYMENT. The Amount of the payment to be made as a consequence of a Change in Control shall, with respect to each Plan Cycle, be equal to the maximum Award which could be paid hereunder to each Participant.

  11.3 DEFINITION OF CHANGE IN CONTROL. "Change in Control" shall mean the occurrence of any of the following events:

     (a) The Corporation is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than sixty-five percent of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock immediately prior to such transaction;

     (b) The Corporation sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than sixty-five percent of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

     (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock");

     (d) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Corporation has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

     (e) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Corporation cease for any reason to constitute at least a majority thereof; PROVIDED, HOWEVER, that for purposes of this clause (e) each Director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the Directors of the Corporation (or a committee thereof) then still in office who were Directors of the Corporation at the beginning of any such period will be deemed to have been a Director of the Corporation at the beginning of such period.

  Notwithstanding the foregoing provision of paragraphs (c) or (d) above unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for purposes of paragraphs (c) or (d) above, solely because (1) the Corporation, (2) an entity in which the Corporation directly or indirectly beneficially owns 50% or more of the voting equity securities (a "Subsidiary"), or (3) any employee stock ownership plan or any other employee benefit plan of the Corporation or any Subsidiary either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 15% or otherwise, or because the Corporation reports that a change in control of the Corporation has occurred or will occur in the future by reason of such beneficial ownership.

  11.4 EFFECTIVE DATE OF CHANGE IN CONTROL. Notwithstanding the foregoing, in the event a Change in Control ultimately results from discussions or negotiations involving the Corporation or any of its officers or directors, the "Effective Date" of such Change in Control shall be the date such discussions or negotiations commenced; otherwise, such Effective Date of a Change in Control shall be the Implementation Date of such Change in Control.

  11.5 IMPLEMENTATION DATE OF CHANGE IN CONTROL. The "Implementation Date" shall be the earliest to occur of the events specified in paragraphs (a), (b),
(c), (d) or (e) of Section 11.3. As used herein, the Implementation Date of Change in Control shall be the last date of the then current Plan Cycle.

  11.6 EFFECT OF CHANGE IN CONTROL. In addition to other vesting under the Plan, the opportunity of a Participant to participate to the end of the current Plan Cycle is vested in such Participant in the event of a Change in Control, as of the Effective Date of such Change in Control.

                                  ARTICLE 12.

                                 MISCELLANEOUS

  In the event of the liquidation of the Corporation the Committee may make any provisions for holding, handling and distributing the amounts standing to the credit of the Participants or beneficiaries hereunder which, in the discretion of the Committee, are appropriate and equitable under all circumstances and which are consistent with the spirit and purposes of these provisions.

                                  ARTICLE 13.

                          AMENDMENT AND DISCONTINUANCE

  The Corporation expects to continue this Plan indefinitely, but reserves the right, by action of its shareholders, to amend it from time to time, or to discontinue it. However, if the Corporation should amend or discontinue this Plan, the Corporation shall remain obligated under the Plan with respect to (1) Awards made final (and thus payable) by decision by the Committee prior to the date of such amendment or discontinuance, (2) Awards and rights of any Participant or beneficiary with respect to whom a Vesting Event has occurred, and (3) with respect to amounts deferred prior to the date of such amendment or discontinuance.

  Executed this   day of           , 1994 at Cleveland, Ohio.

                                            NATIONAL CITY CORPORATION

                                            By:

                                                                       EXHIBIT B

                           NATIONAL CITY CORPORATION

                     LONG-TERM INCENTIVE COMPENSATION PLAN
                              FOR SENIOR OFFICERS

               AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1995

                                   ARTICLE 1.

                       ESTABLISHMENT AND PURPOSE OF PLAN

  1.1 ESTABLISHMENT OF THE PLAN. The following are the provisions of the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers (herein referred to as the "Plan"), effective as of January 1, 1995, which is an amendment and restatement of the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers effective January 1, 1994 ("Predecessor Plan"). The Predecessor Plan was, in turn, an amendment, restatement and continuation of prior plans entitled "National City Corporation Long-Term Incentive Compensation Plan for Senior Officers" in effect prior to January 1, 1994 ("Prior Plans").

  The Plan shall be effective for all purposes with respect to Plan Cycles commencing on or after January 1, 1995, and with respect to all determinations to be made (without regard to the date a Plan Cycle commenced) on or after such date (including but not limited to determinations of eligibility to participate, amounts of Awards, and entitlement to Awards).

  1.2 PURPOSE. The purpose of the Plan is to maximize the returns to stockholders and to promote the long-term profitability and success of the Corporation by providing an incentive to those key executives of the Corporation who are primarily responsible for such profitability and success.

  1.3 OPERATION OF THE PLAN. The Plan shall be administered by the Compensation and Organization Committee of the Board of Directors of the Corporation. A Plan Cycle of three years will be established each year that the Plan is in operation. Once an Award is made under the Plan the Plan shall serve as a non-qualified plan providing for deferred compensation at the election of the Participant and/or the Committee, as provided hereunder.

                                   ARTICLE 2.

                                  DEFINITIONS

  2.1 DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below, unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized.

     (a) "Active Participant" shall mean an Eligible Employee who is approved by the Committee for participation in a Plan Cycle of the Plan. Such approval shall be determined with respect to each

  Plan Cycle prior to March 31 of the first year of that Plan Cycle, and shall be redetermined with respect to each new Plan Cycle.

     (b) "Average Stock Price" shall be determined with respect to each Plan Cycle for the month of December prior to such Plan Cycle (the Average Stock Price at the beginning of the Plan Cycle) and for the last full calendar month of the Plan Cycle (the Average Stock Price at the end of the Plan Cycle) and shall mean the arithmetic mean (the average) of the closing prices of a share of common stock of a company as reported on any national securities exchange (or by any national quotation system accepted by the Committee for this purpose) for each of the trading days (on which such shares were traded) in such calendar month. If the shares of common stock are not then so traded or regularly reported, the stock price shall be determined by such means as the Committee shall determine. Notwithstanding the foregoing, the Committee may determine prior to the start of a Plan Cycle that a different set of time periods are appropriate for measuring performance under the Plan, and such different time periods may be used to determine Average Stock Prices at the beginning and the end of such Plan Cycle.

     (c) "Award" shall mean the payment earned by a Participant based on comparison of the Corporation's actual results with the performance of a peer group of companies.

     (d) "Base Salary" shall mean the average annual salary of an employee during that portion, or all of the Plan Cycle for which he or she is an Active Participant, exclusive of any bonuses, incentive pay, special awards, or stock options.

     (e) "Board" shall mean the Board of Directors of the Corporation.

     (f) "Committee" shall mean the Compensation and Organization Committee of the Board, or another committee appointed by the Board to serve as the administering committee of the Plan.

     (g) "Corporation" shall mean National City Corporation, a Delaware corporation.

     (h) "Early Retirement" shall have the same meaning as in the National City Corporation Non-Contributory Retirement Plan as in existence at the commencement of the Plan Cycle with respect to which such definition is relevant.

     (i) "Disability" shall have the same meaning as the term "Long Term Disability" has in the National City Corporation Long-Term Disability Plan as in existence at the commencement of the Plan Cycle with respect to which such definition is relevant.

     (j) "Effective Date" see Section 12.4.

     (k) "Eligible Employee" shall mean an Employee who is employed in a position meeting the defined eligibility criteria for participation in the Plan, as set forth in Article 3.

     (l) "Employee" shall mean an individual employed by an Employer on a regular active and full-time salaried basis.

     (m) "Employer" shall mean the Corporation or any corporation, organization or entity controlled by the Corporation.

     (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (o) "Funds" shall mean the Funds provided for in Article 10 hereof.

     (p) "Implementation Date" see Section 12.4.

     (q) "Inactive Participant" shall mean an individual who was an Active Participant in the Plan for a Plan Cycle who is not currently an Active Participant for a Plan Cycle but who continues to have an interest under the Plan.

     (r) "Mandatory Deferrals" shall mean those deferrals required to be deferred pursuant to Section 10.3 of the Predecessor Plan.

     (s) "Normal Retirement" shall have the same meaning as in the National City Corporation Non-Contributory Retirement Plan as in existence at the commencement of the Plan Cycle with respect to which such definition is relevant.

     (t) "Parallel Funds" see Section 10.5.

     (u) "Participant" shall mean and include all Active Participants and all Inactive Participants.

     (v) "Peer Group" shall mean a group of comparable corporations used to measure relative performance. Such Peer Group shall be established by the Committee for each Plan Cycle prior to the commencement of the Plan Cycle, and shall not thereafter be changed with respect to such Plan Cycle, provided, however, that one or more members of a Peer Group shall be dropped therefrom in the event of the acquisition of the Peer Group Member, the acquisition of sixty-five percent or more of the gross assets of the Peer Group Member or the merger of the Peer Group Member with another company(ies) where the Peer Group Member is not the surviving corporation.

     (w) "Plan" shall mean this National City Corporation Long-Term Incentive Compensation Plan for Senior Officers Effective January 1, 1995, which is an amendment and restatement of the Predecessor Plan.

     (x) "Plan Cycle" shall mean a period of three consecutive fiscal years of the Corporation and shall be referred to by the fiscal year in which a particular Plan Cycle commences.

     (y) "Predecessor Plan" see Section 1.1.

     (z) "Prior Plan" see Section 1.1.

     (aa) "SIP" shall mean the National City Savings and Investment Plan.

     (bb) "Subsidiary" see paragraph 12.3(e)

     (cc) "Total Stockholder Return" with respect to a stock shall be calculated in the following manner:

      (i) Add the Average Stock Price at the end of the Plan Cycle for such stock to the dividends paid on the stock during the Plan Cycle, and then subtract the Average Stock Price at the beginning of the Plan Cycle for such stock.

      (ii) Divide the resulting sum of (i) above by the Average Stock Price at the beginning of the Plan Cycle for such stock.

      (iii) The result equals Total Stockholder Return with respect to such stock for the Plan Cycle.

     (dd) "Vesting Event" shall mean the earliest to occur of the following events:

           (1) the date any Award is payable hereunder,

           (2) the Effective Date of a Change in Control,

           (3) the date a Participant is eligible to retire on a Normal Retirement,

           (4) the date a Participant incurs a Disability,

           (5) the date of a Participant's death.

  Each Participant and Beneficiary with respect to whom a Vesting Event has occurred shall be 100% vested in his or her benefits or Awards earned or accrued hereunder as of the date of such Vesting Event, subject to the forfeiture provisions of Article 12.

     (ee) "Voting Stock" see paragraph 12.3(e).

  2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology used herein also shall include the feminine, and the definition of any term in the singular shall include the plural.

                                   ARTICLE 3.

                         ELIGIBILITY AND PARTICIPATION

  3.1 ELIGIBILITY. Eligibility for participation in the Plan will be limited to those senior officers of the Corporation and its subsidiaries who, by the nature and scope of their positions, are materially responsible for the management, growth, and overall success of the Corporation, as determined by the Committee.

  3.2 PARTICIPATION. Participation in the Plan shall be determined by the Committee with respect to each Plan Cycle prior to the commencement of the Plan
Cycle. The Committee may base its approval upon the recommendation of the Chief
Executive Officer of National City Corporation. The Committee shall classify senior officers for the purposes of the Plan into the following categories:

   CATEGORY                              PERSONS INCLUDED
- - --------------  -------------------------------------------------------------------
Category I      Chief executive officer of the corporation
Category II     President and deputy chairmen of the Corporation and similar officers
Category III    Executive officers of the Corporation and Executive officers of major subsidiaries of the Corporation and similar officers
Category IV     Senior officers of the Corporation and senior officers of
                subsidiaries of the Corporation and similar officers

  Each Eligible Employee approved for participation shall be notified of the selection as soon after approval as is practicable and shall become a Participant upon acceptance by him or her of such selection; provided however, that after December 31, 1994, no Eligible Employee shall become a Participant in the Plan with respect to any Plan Cycle after the commencement of such Plan Cycle.

  3.3  PARTIAL PLAN CYCLE PARTICIPATION; CATEGORY CHANGES DURING A PLAN
CYCLE. After December 31, 1994 there shall be no participation in partial Plan Cycles and a Participant's change in Categories during a Plan Cycle shall not result in any change in participation in the Plan with respect to such Plan Cycle.

  3.4 NO RIGHT TO PARTICIPATE. No Participant or Employee shall have a right at any time to be selected for current or future participation in the Plan.

                                   ARTICLE 4.

                              AWARD DETERMINATION

  4.1 PEER GROUP AND THRESHOLD, TARGET AND MAXIMUM AWARDS FOR EACH PLAN CYCLE. Prior to the beginning of the Plan Cycle the Committee shall establish Threshold Award, Target Award and Maximum Award performance levels for the Plan Cycle, against which the Total Stockholder Return of the Corporation for the Plan Cycle shall be compared to other members of the Peer Group based on ranking of Plan Cycle results of the Corporation and members of the Peer Group. The Committee shall also determine the membership of the Peer Group for the Plan Cycle at such time.

  4.2 AWARD. The amount of incentive compensation that shall be awarded to a Participant under this Plan shall be expressed as a percentage of Base Salary.
Such percentage shall be determined on the basis of the attainment, or lack of attainment, by the Corporation of the Threshold, Target or Maximum performance, as follows:

               PERCENT OF BASE COMPENSATION
- - -----------------------------------------------------------
               BELOW
CATEGORY     THRESHOLD     THRESHOLD     TARGET     MAXIMUM
- - ---------    ---------     ---------     ------     -------
  I              0%            30%         50%        100%
  II             0%            24%         40%         80%
  III            0%            18%         30%         60%
  IV             0%            12%         20%         40%

  4.3 LIMITATION. Notwithstanding any provision in this Plan to the contrary, no Award for any one Plan Cycle shall exceed $1,000,000.00.

                                   ARTICLE 5.

                               PAYMENT OF AWARDS

  5.1 FORM AND TIMING OF PAYMENT OF AWARDS. Within 90 days after the end of the Plan Cycle, the Participants shall be entitled to receive a cash payment equal to the entire amount of each Participant's Award. Except as otherwise provided for in Section 6.1, to receive an Award a Participant must be an Employee on the date on which the Plan Cycle ends. The Committee may terminate a Participant's Award prior to any Vesting Event.

  5.2 REQUEST TO DEFER PAYMENT; DEFERRED PAYMENTS. A Participant may elect to request to have a portion or all of his or her Award for a Plan Cycle deferred and paid out at a future date. Such request shall be considered by the Committee. The Committee may determine that some, all, or none of the Awards, or parts thereof, shall be deferred in its discretion. Deferred amounts are subject to the provisions of Article 10.

                                   ARTICLE 6.

                           TERMINATION OF EMPLOYMENT

  6.1  TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR NORMAL
RETIREMENT. In the event a Participant's employment is terminated during a Plan Cycle at or after the occurrence of a Vesting Event other than a Change in Control the Participant shall be eligible to receive a pro-rated Award reflecting his or her partial participation. This pro-ration shall be determined by multiplying the Award by a fraction the numerator of which is the number of full months of participation to the date participation ends, and the denominator of which is 36. The Award thus determined shall be payable as soon as practicable following the end of the Plan Cycle.

  6.2 OTHER TERMINATIONS OF EMPLOYMENT. In the event a Participant's employment is terminated during a Plan Cycle prior to a Vesting Event, the Participant's participation in such Plan Cycle shall end and the Participant shall not be entitled to any Award for such Plan Cycle.

                                   ARTICLE 7.

                             RIGHTS OF PARTICIPANTS

  7.1 EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Corporation to terminate a Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation.

  7.2 RESTRICTIONS ON ASSIGNMENTS. The interest of a Participant or his or her beneficiary under this Plan may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process, nor shall they be an asset in bankruptcy.

                                   ARTICLE 8.

                                 ADMINISTRATION

  ADMINISTRATION. The Plan shall be administered by the Committee in accordance with any administrative guidelines and any rules that may be established from time to time by the Committee. The procedures, standards and provisions of this Plan for determining eligibility for and amounts of Awards in themselves confer no rights, duties or privileges upon Participants nor place obligations upon either the Board or the Corporation. Accordingly, the Committee may, in making such determinations hereunder, deviate from such procedures and standards in whatever manner that it, in its judgment, deems appropriate.

  The Committee shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, and its decisions shall be binding and conclusive on all persons for all purposes.

  The Committee may name assistants who may be, but need not be, members of the Committee. Such assistants shall serve at the pleasure of the Committee, and shall perform such functions as are provided for herein and such other functions as may be assigned by the Committee.

  No member of the Committee or any assistant shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own willful misconduct or lack of good faith.

                                   ARTICLE 9.

                              REQUIREMENTS OF LAW

  9.1 LAWS GOVERNING. This Plan shall be construed in accordance with and governed by the laws of the State of Ohio.

  9.2 WITHHOLDING TAXES. The Corporation shall have the right to deduct from all payments under this Plan any federal or state taxes required by the law to be withheld with respect to such payments.

  9.3 PLAN BINDING ON CORPORATION, EMPLOYEES AND THEIR SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and each Participant and his or her beneficiaries, heirs, executors, administrators and legal representatives.

                                  ARTICLE 10.

                               DEFERRAL OF AWARDS

  10.1 ELECTION TO REQUEST DEFERRAL OF AWARD; DEFERRAL PERCENTAGE. Each Active Participant shall be given the opportunity, prior to the final year of each Plan Cycle, to elect to request deferral of a portion or all of his or her Award for each Plan Cycle. The Participant may not change his election with respect to a Plan Cycle from and after the December 31 of the year prior to the final year of the Plan Cycle.

  10.2 DEFERRAL OF AWARDS; COMMITTEE'S DECISION. Notwithstanding any request to defer none, a portion, or all of an Award hereunder submitted by a Participant pursuant to Section 10.1 above, the Committee shall make the decision, in each case, whether or not to defer any portion or all of any Participant's Award with respect to any Plan Cycle. Such decision shall be made in the discretion of the Committee. The Committee's discretion extends to the percentage of any Award to be deferred.

  The Committee's decision shall be final and binding on all parties. Any amount to be deferred shall not be paid to the Participant but shall be deferred as provided in this Article 10.

  10.3 REQUIRED DEFERRAL. If any Mandatory Deferrals were made, the amount deferred shall yield such return as the Funds to which the deferral is credited in accordance with this Section 10. Any Mandatory Deferrals as adjusted pursuant to Section 9.6 of this Plan shall be paid at the earliest possible time and to the maximum extent possible such that a deduction for such payment would not be disallowed pursuant to the Internal Revenue Code Section 162(m)(1).

  10.4 ACCOUNTS. An account shall be established and maintained by the Corporation in the name of each Participant who has deferred compensation hereunder. Such accounts shall remain a part of the general liabilities of the Corporation and nothing in this Plan shall be deemed to create a trust or fund of any kind or any fiduciary relationship. Each Account shall be comprised of ten sub-accounts: (a) the "Savings Account Fund"; (b) the "NCC Stock Fund"; (c) the "Equity Fund"; (d) the "Fixed Income Fund"; (e) the "Money Market Fund"; (f) the "Capital Preservation Fund"; (g) the "Mid Cap Regional Equity Fund"; (h) the "Equity Income Fund"; (i) the "Equity Index Fund;" and (j) the "Foreign Equity Fund"; such sub-accounts jointly are herein called the "Funds".

  10.5 CREDITING TO ACCOUNTS. As of the dates of payment of cash Awards made under this Plan the amount of the Award to be deferred for each Participant under this Section 10 shall be credited to such Participant's Account, and shall correspondingly be credited to the Fund or Funds selected by the Participant.

  10.6 FUNDS. The nine Funds hereunder other than the Savings Account Fund (such nine Funds being herein called "Parallel Funds") are designed to reflect investment funds maintained in the SIP. Accordingly, each such Parallel Fund and each Participant's Account therein shall be adjusted hereunder as of the end of each month to reflect the income, gain or loss of the corresponding SIP investment fund for such month, as calculated and published on a monthly basis by the Trustee of the SIP.

  In the event the SIP no longer offers a fund corresponding to one of the Parallel Funds, the amounts which would have been deemed invested in such Parallel Fund except for this provision shall be deemed to be invested in the Savings Account Fund.

  10.7 SAVINGS ACCOUNT FUND. Amounts deferred to the Savings Account Fund shall be credited to the Participant's Account in such Fund as of the date that other Awards for such Plan Cycle are paid or would be paid, and interest shall be credited on amounts in the Participant's Account in such Fund at the end of each calendar quarter in amount equal to interest on the average credit balance in such Account during such calendar quarter, at the highest published rate being paid by National City Bank on savings or time deposits of less than $100,000 on the last day of such quarter, regardless of maturity.

  10.8 SELECTION OF FUNDS. Each Participant (and each Beneficiary of a deceased Participant) may select the Investment Fund or Funds he or she wishes to be used hereunder for his or her account. The selection of Funds shall be made in portions of the amount deferred equal to 5% of the total of such amounts. In the event no election is made by a Participant (or Beneficiary) his or her account shall be deemed invested in and credited to the Savings Account Fund.

  Selection of Funds by Participants shall be made no later than the earlier of December 1 of the final year of a Plan Cycle or the deferral or payment of the Award; provided however, that in the event a Participant who has not requested a deferral of any part of his or her Award nevertheless has a portion thereof deferred by decision of the Committee, then in such event, such Participant shall be given an election period of 10 days to determine appropriate investments, such period running from the date of his or her notification of the Committee's action.

  10.9 NO CHANGE OF INVESTMENT FUND SELECTION PERMITTED EXCEPT WITH COMMITTEE APPROVAL. Each selection of a Fund hereunder shall be final and shall not thereafter be revised or changed, provided, however, that each Participant (or Beneficiary if the Participant is deceased) may request a change in his or her Investment Fund choice by filing such request with the Committee. Notwithstanding the foregoing, the consent of the Committee shall be necessary for any such change in investment fund choices; such consent is discretionary in the Committee and the Committee shall act upon such requests as are filed with it at the Committee's next regularly scheduled meeting.

  10.10 VESTING OF DEFERRED AMOUNTS. Amounts of Awards made and deferred under the Plan, and earnings and gains thereon, are always 100% vested.

  10.11 MANNER OF DISTRIBUTION. Except as otherwise provided herein, distributions hereunder shall take place over a period of ten years commencing on the retirement, death or other termination of employment of the Participant. The first distribution shall take place on the February 1 of the calendar year following the calendar year in which such retirement, death or other termination occurs. Succeeding payments shall be made on succeeding February 1sts.

  The amount to be distributed shall be determined by multiplying (i) the dollar value of the Participant's entire interest hereunder on the date of such installment, by (ii) a fraction, the numerator of which is one, and the denominator of which is the number of distributions remaining unpaid at such time, or by such other method as may be adopted by the Committee.

  The balances of each Account and each Investment Fund shall be appropriately reduced to reflect the distribution payments made. Amounts held pending distribution pursuant to this Paragraph 10.10 shall continue to be credited with appropriate income, gains and losses as herein otherwise provided and shall be subject to investment changes as herein provided. Balances in more than one Fund shall be reduced pro-rata to reflect distributions on a pro-rata basis from each Fund.

  10.12 ACCELERATED PAYMENTS; REVISED DISTRIBUTIONS. Notwithstanding the foregoing or any Participant's request to receive a lump sum distribution, the Committee, in its sole discretion, may determine that a Participant's interest hereunder or any portion thereof shall be paid out in a lump sum. A Participant may elect, not less than twelve months prior to the date of such Participant's termination by reason of Early Retirement or Normal Retirement, to request that amounts deferred be paid out in lump sum. Such election shall be irrevocable and fixed with respect to such Participant from and after twelve months prior to the such retirement date of the Participant. The Committee's decision with respect to a lump sum distribution shall be final and binding on all parties.

  In the event the Committee determines to make a lump sum distribution, such lump sum distribution shall be paid on the next succeeding February 1st based on the Participant's Account balances as of the December 31st immediately preceding such lump sum distribution payment, or at such other times as may be determined by the Committee.

  In the case of the first distribution after the death of a Participant, the Committee may, in its discretion, provide for payment of a portion or all of the distribution prior to the February 1 of the calendar year following the calendar year of such death, or at such other time as may be determined by the Committee.

  Notwithstanding any other provision hereof, the Committee, in its discretion, may provide that distributions may be made in a lesser number of installments, but not less than 5.

  10.13 BENEFICIARY DESIGNATIONS. Each Participant, and each Beneficiary of a deceased Participant or Beneficiary hereunder, may designate, on a Beneficiary Designation form supplied by the Committee, any person or persons to whom payments are to be made if the Participant (or Beneficiary) dies before receiving payment of all amounts due hereunder. A beneficiary designation will be effective only after the signed Beneficiary Designation form is filed with an officer of the Corporation designated by the Committee for such purpose while the Participant (or Beneficiary) is alive, and will cancel all beneficiary designations signed and filed earlier. If the Participant (or Beneficiary) fails to designate a beneficiary as provided above, or if all designated beneficiaries die before the Participant or before complete payment of all amounts due hereunder, remaining unpaid distribution amounts shall be paid to the then surviving spouse of the Participant, if any, or, if there be none, in one lump sum to the estate of the last to die of the Participant or his or her designated beneficiaries, if any.

  In the event a Participant (or a Beneficiary of a deceased Participant) designates as a Beneficiary any so called "marital deduction trust" or any so called "qualified income trust", the Participant (or Beneficiary) may additionally indicate whether the dollar equivalent of the current income, during the distribution of an interest hereunder, should be distributed yearly to such Beneficiary. In the event of such an indication, such income shall be distributed at least annually.

  10.14 PARTICIPANTS RIGHTS; BENEFICIARIES RIGHTS. Except as otherwise specifically provided, neither a Participant nor any of his or her Beneficiaries has rights under this Plan. The payment of deferred compensation shall be a general, unsecured obligation of the Corporation to be paid by the Corporation from its own funds, and such payments shall not impose any obligation upon any trust fund for any tax qualified plan, be paid from any such trust fund, or have any effect whatsoever upon the SIP or the payment of benefits from the Trust Fund under the SIP. No Participant or beneficiary shall have any title to or beneficial ownership in any assets which the Corporation may earmark to pay benefits hereunder.

  10.15 NATURE OF DEFERRED COMPENSATION. The election of deferred compensation under this Plan and any setting aside by the Corporation of amounts with which to discharge its deferred obligations hereunder in a trust fund, an insurance policy, or otherwise, shall not be deemed to create a right in any person; equitable title to any funds so set aside in a trust, an insurance policy, or otherwise shall remain in the Corporation, and any recipient of benefits hereunder shall have no security or other interest in such trust, policies or funds. Any and all funds so set aside in a trust, an insurance policy or otherwise shall remain subject to the claims of the general creditors of the Corporation, present and future. This provision shall not require the Corporation to set aside any funds, but the Corporation may set aside such funds if it chooses to do so. Any amount so set aside for this Plan shall be accounted for separately and apart from any other plan of the Corporation. This Plan is intended to constitute an unfunded plan of deferred compensation described in
Section 201(2) of the Employee Retirement Income Security Act of 1974.

  10.16 DISTRIBUTIONS IN CASH. Notwithstanding any other provision of this Plan, distributions hereunder shall be made only in cash and shall be subject to withholding of applicable taxes.

  10.17 NATURE OF DEFERRED COMPENSATION PLAN. The provisions of the Plan relating to deferred compensation are fixed and final unless and until amended, revised or terminated as herein provided.

                                  ARTICLE 11.

                                  FORFEITURES

  Notwithstanding any provision in this Plan to the contrary excepting only the provisions of Article 12, in the event the Committee finds

     (a) that an Employee or former Employee who has an interest under this Plan has been discharged by his or her Employer in the reasonable belief (and such reasonable belief is the reason or one of the reasons for such discharge) that the Employee or former Employee did engage in fraud against the Employer or anyone else, or

     (b) that an Employee or former Employee who has an interest under this Plan has been convicted of a crime as a result of which it becomes illegal for his Employer to employ him or her,

then any amounts held under this Plan for the benefit of such Employee or former Employee or his or her beneficiaries shall be forfeited and no longer payable to such Employee or former Employee or to any person claiming by or through such Employee or former Employee.

                                  ARTICLE 12.

                               CHANGE IN CONTROL

  12.1 TREATMENT OF AWARDS. In the event of a Change in Control the Corporation shall pay to each Active Participant on the Implementation Date of such Change in Control a lump sum cash payment equal to the amount hereinafter determined. Such payment shall be payable in cash to the Participant within five business days after the Implementation Date of such Change in Control and shall be payment in full to each such Participant for such Plan Cycle, each of which shall be deemed terminated by operation of this Article 12. No further Plan Cycles shall commence thereafter under this Plan.

  Such cash payment shall be made without regard to any request to defer made with respect to any such Plan Cycle (which shall be inoperative) and without regard to any deferral action by the Committee.

  Amounts deferred under this Plan prior to the Effective Date (by request, as required, or as decided by the Committee) shall continue to be payable from time to time under this Plan as deferred payments hereunder.

  12.2 AMOUNT OF PAYMENT. The amount of the payment to be made as a consequence of a Change in Control shall, with respect to each Plan Cycle, be equal to the Maximum Award level (without regard to stockholder return during such abbreviated Plan Cycle) for the Participant for such Plan Cycle multiplied by a fraction the numerator of which is the number of full months completed from the commencement of the Plan Cycle to the Implementation Date of the Change in Control, and the denominator of which is 36.

  12.3 DEFINITION OF CHANGE IN CONTROL. Change in Control shall mean the occurrence of any of the following events:

     (a) The Corporation is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than sixty-five percent of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock immediately prior to such transaction;

     (b) The Corporation sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than sixty-five percent of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

     (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock");

     (d) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Corporation has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

     (e) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (e) each Director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the Directors of the Corporation (or a committee thereof) then still in office who were Directors of the Corporation at the beginning of any such period will be deemed to have been a Director of the Corporation at the beginning of such period.

  Notwithstanding the foregoing provision of paragraphs (c) or (d) above unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for purposes of paragraphs (c) or (d) above, solely because (1) the Corporation, (2) an entity in which the Corporation directly or indirectly beneficially owns 50% or more of the voting equity securities (a "Subsidiary"), or (3) any employee stock ownership plan or any other employee benefit plan of the Corporation or any Subsidiary either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 15% or otherwise, or because the Corporation reports that a change in control of the Corporation has occurred or will occur in the future by reason of such beneficial ownership.

  12.4 EFFECTIVE DATE OF CHANGE IN CONTROL. Notwithstanding the foregoing, in the event a Change in Control ultimately results from discussions or negotiations involving the Corporation or any of its officers or directors, the "Effective Date" of such Change in Control shall be the date such discussions or negotiations commenced; otherwise, such Effective Date of Change in Control shall be the Implementation Date of such Change in Control.

  12.5 IMPLEMENTATION DATE OF CHANGE IN CONTROL. The "Implementation Date" shall be the earliest to occur of the events specified in subsections (a), (b),
(c), (d) or (e) of Section 12.3. As used herein, the Implementation Date of Change in Control shall be the last date of all current Plan Cycles.

  12.6 EFFECT OF CHANGE IN CONTROL, In addition to other vesting under the Plan, the opportunity of a Participant to participate to the end of all current Plan Cycles is vested in such Participant in the event of a Change in Control, as of the Effective Date of such Change in Control.

                                  ARTICLE 13.

                                 MISCELLANEOUS

  In the event of the liquidation of the Corporation the Committee may make any provisions for holding, handling and distributing the amounts standing to the credit of the Participants or beneficiaries hereunder which in the discretion of the Committee are appropriate and equitable under all circumstances and which are consistent with the spirit and purposes of these provisions.

                                  ARTICLE 14.

                          AMENDMENT AND DISCONTINUANCE

  The Corporation expects to continue this Plan indefinitely, but reserves the right, by action of its shareholders, to amend it from time to time or to discontinue it. However, if the Corporation should amend or discontinue this Plan, the Corporation shall remain obligated under the Plan with respect to (1) Awards made final (and thus payable) by decision by the Committee prior to the date of such amendment or discontinuance, (2) Awards and rights of any Participant or beneficiary with respect to whom a Vesting Event has occurred, and (3) with respect to amounts deferred prior to the date of such amendment or discontinuation.

  Executed as of this      day of                          , 1994 at Cleveland,
Ohio.

                                            NATIONAL CITY CORPORATION

                                            By:

NATIONAL CITY                                PROXY SOLICITED ON BEHALF OF THE
CORPORATION                               BOARD OF DIRECTORS FOR APRIL 24, 1995
                                                        ANNUAL MEETING

    P
              The undersigned stockholder of National City Corporation hereby appoints Thomas A. Richlovsky and David L. Zoeller and each of them, with power of substitution, proxies for the undersigned to vote all the shares of COMMON STOCK of the Corporation which the undersigned is
    R entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on April 24, 1995 and any adjournment thereof as follows and in their discretion to vote and act upon such other business as may properly come before the meeting. The Board of Directors recommends a vote FOR the following:
    O
          1. THE ELECTION OF DIRECTORS

               FOR all nominees listed below  / /        WITHHOLD AUTHORITY  / /
                 (except as otherwise marked below)     to vote for all nominees
    X                                                   listed below

               S. H. Austin, J. M. Biggar, C. H. Bowman, E. B. Brandon, J. G.
               Breen, D. Collins, D. A. Daberko, R. E. Disbrow, D. E. Evans, O.
               N. Frenzel, J. H. Lemieux, A. S. Miles, W. R. Robertson, S. A.
    Y          Stitle and M. Weiss.

               (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)


          2. APPROVE THE NATIONAL CITY CORPORATION ANNUAL CORPORATE PERFORMANCE INCENTIVE PLAN
                                           / / FOR    / / AGAINST    / / ABSTAIN

          3. APPROVE THE NATIONAL CITY CORPORATION LONG-TERM INCENTIVE COMPENSATION PLAN FOR SENIOR OFFICERS AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1995.

                                           / / FOR    / / AGAINST    / / ABSTAIN

                             (Continued, and to be signed, on the reverse side.)
                                             ------------



Proxy No.                (Continued from reverse side.)                Shares

         4. APPROVE THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

                                           / / FOR    / / AGAINST    / / ABSTAIN

         UNLESS OTHERWISE INDICATED, THE PROXIES ARE INSTRUCTED TO VOTE FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE NATIONAL CITY CORPORATION ANNUAL CORPORATE PERFORMANCE INCENTIVE PLAN, FOR THE APPROVAL OF THE NATIONAL CITY CORPORATION LONG TERM INCENTIVE COMPENSATION PLAN FOR SENIOR OFFICERS AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1995 AND FOR THE SELECTION OF ERNST & YOUNG LLP.
                                                    Dated                 , 1995
                                                          ----------------

                                                    ----------------------------

                                                    ----------------------------
                                                            (Sign here)
                                                    INSTRUCTIONS: Please sign
                                                    exactly as shown hereon.
                                                    When signing as a fiduciary
                                                    or on behalf of a
                                                    corporation, bank, trust
                                                    company, or other similar
                                                    entity, your title or
                                                    capacity should be shown.

                    PLEASE SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE
                        ENCLOSED ENVELOPE TO STOCK TRANSFER DEPT., (NCC),
                 NATIONAL CITY BANK, P.O. BOX 92301, CLEVELAND, OHIO 44193-0900.